AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2012

1933 ACT REGISTRATION NO. 333-162553

1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 4
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
POST-EFFECTIVE AMENDMENT NO. 28
(CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND

ANNUITY COMPANY

(Name of Depositor)

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

(860) 534-2000

(Address and telephone number of depositor’s principal executive offices)

C. CHRISTOPHER SPRAGUE

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

200 WOOD AVENUE SOUTH

ISELIN, NJ 08830-2706

(Name and address of agent for service)

COPIES TO:

THOMAS C. SCHIAFFO

VICE PRESIDENT AND CORPORATE COUNSEL

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after a filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2012 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Interests in Group and Individual Variable Annuity Contracts

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

PROSPECTUS: MAY 1, 2012

This prospectus describes the Prudential Retirement Security Annuity IV, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC to retirement plans and accounts qualifying for federal tax benefits under sections 401(a), 403(b), 403(c), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended (“Code”). We may require the custodian of any individual retirement account to be our designated affiliate. Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code.

Currently, the Annuity is available to fund the following plan types:

■	Plan Type A: A custodial account established as an IRA or Roth IRA.
■	Plan Type B: An employment based retirement plan or arrangement.

Prudential Retirement Security Annuity IV is not available for the transfer or conversion of Prudential IncomeFlex Target Benefit guarantees under a qualified retirement plan sponsored by your employer or union that offers an in-plan Prudential IncomeFlex Target Benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectuses for the underlying mutual fund(s) contain important information about the mutual fund(s). When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

THE FUND

The Annuity offers a Variable Investment Option, a sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The sub-account invests in the Prudential Asset Allocation Fund of the Prudential Investment Portfolios, Inc.

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 403(c), 408(a), 408A or 457 of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

To learn more about the Prudential Retirement Security Annuity IV, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2012. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Retirement Security Annuity IV SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PRUDENTIAL FINANCIAL AND THE ROCK PRUDENTIAL LOGO ARE REGISTERED SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear.

Accumulation Phase: The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Birthday Year as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

Annuity Options: Options under the Contract that define the frequency and duration of Annuity Payments. In your Contract, we also refer to these as payout Annuity Options. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payments: Payments made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments under the payout or Annuity Options are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

Birthday Year: Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. For Plan Type B, if after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate. See definition of Plan Contract Holder below, with respect to group annuity contract holders in connection with Plan Type B.

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Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

Conversion(s): The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this Annuity as permitted by the Code.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Excess Withdrawals: Withdrawals in each Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Good Order: An instruction received at the Prudential Retirement Service Center, utilizing such forms, signatures and dating, as we require which is sufficiently clear that we do not need to exercise any discretion to follow such instruction and which has been confirmed by the Contract Owner or your employer, if required. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be processed on the Business Day that Good Order is determined.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.

Individual Retirement Account (IRA): A tax qualified individual retirement account within the meaning of Section 408(a) of the Code, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Participant: A Participant in a retirement plan or arrangement within the meaning of Plan Type B.

Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund Plan Type B.

Plan Type A: A custodial account established as an IRA or Roth IRA.

Plan Type B: An employment based retirement plan or arrangement qualifying for favorable tax treatment under the Code. For example, this would include retirement plans qualifying for tax benefits under sections 401(a), 403(b), 403(c) or 457 of the Code.

Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: For general correspondence or express overnight mail: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s Web site is www.prudential.com/online/retirement.

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Purchase Payments: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial account agreement, you can make additional Purchase Payments at any time during the Accumulation Phase.

Recharacterization(s): The redefining of a transfer made to an individual retirement account as having been made or transferred instead to another type of individual retirement account. You may elect to recharacterize funds transferred from an IRA to a Roth IRA via a Conversion and have those funds treated as if transferred initially to the IRA. You may also elect to recharacterize Purchase Payments made to your IRA or Roth IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively. Recharacterizations are allowed under this Annuity as permitted by the Code

Roth Individual Retirement Account (Roth IRA): A tax qualified individual retirement account within the meaning of Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such Roth IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the Roth IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Statement of Additional Information: A document containing certain additional information about the Prudential Retirement Security Annuity IV. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Status: For purposes of determining the transfer of guaranteed values between the IRA and Roth IRA, your status is based upon the Guaranteed Withdrawal Percentage applicable to the IRA and/or Roth IRA.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan or individual retirement account), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

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SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity IV. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options. Fees and expenses apply to all plan types (Plan Type A and Plan Type B).

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions[1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
	Current	Maximum
Annual Contract Fee [2]	$0	$150

Insurance and Administrative Expenses (As a percentage of average daily net assets of the sub-accounts)

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.65%	1.75%	0.00%	1.50%
IncomeFlex Target Benefit	1.00%	1.50%	1.15%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [3]	1.65%	3.25%	1.15%	3.00%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The total annual charge is the sum of the insurance and administrative charge and the charge for the base IncomeFlex Target Benefit.

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TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2011, for Class Z shares of the Prudential Asset Allocation Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity IV Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	1.04%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses That Are Deducted From Portfolio Assets, In %)

	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Prudential Asset Allocation Fund (Class Z)	0.65%	0.39%	1.04%

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EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

Examples 1 and 2 assume the following:

■	You invest $10,000 in Prudential Retirement Security Annuity IV;
■	You allocate all of your assets to the Variable Investment Option;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year;
■	No tax charge applies;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges; and
■	No reduction for fee waivers or expense reimbursements.

EXAMPLE 1 Plan Type A
1 yr	3 yrs	5 yrs	10 yrs
$431	$1,301	$2,183	$4,445

EXAMPLE 2 Plan Type B
1 yr	3 yrs	5 yrs	10 yrs
$406	$1,230	$2,069	$4,239

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE NOTE THAT THE MINIMUM INITIAL PURCHASE PAYMENT FOR THIS CONTRACT IS $20,000 FOR PLAN TYPE A CONTRACTS. PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation unit values have been included at the end of the prospectus.

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SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1: What Is The Prudential Retirement Security Annuity IV?

The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 403(c), 408(a), 408A or 457 of the Code. These plans include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. The Contract features a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

For Plan Type A, the Contracts may be offered as individual contracts or interests in a group annuity. For Plan Type B, group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through an IRA, Roth IRA or qualified retirement plan, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9 “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract, If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

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Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan (Plan Type B) may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Target® Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity IV?

The Contract is available only to fund retirement plans and accounts qualifying for favorable tax treatment under the Code. Investors in Plan Type A may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000. This minimum initial purchase requirement does not apply to Plan Type B.

You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.

Absent our prior approval, we may temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?

The Contract has insurance features and investment features, and there are costs related to each. These charges may differ based upon plan type.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. This fee may vary by plan type.
■

Insurance and Administrative Charge: We impose an asset-based charge to cover expenses and certain insurance risks. The amount of the charge varies by plan type. We deduct this charge daily from the net asset value of the Variable Investment Option.

■

Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” This charge compensates us for the costs and

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risks we assume in providing the benefit. The amount of the charge may vary by plan type. We deduct this charge daily from the net asset value of the Variable Investment Option.
■	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

SECTION 8: How Can I Access My Money?

■

Plan Type A: You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

■

Plan Type B: You may withdraw money subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.

This Contract provides an insurance benefit, called Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?

This Contract is offered to fund certain individual retirement accounts and employment based retirement plans.

Plan Type A: Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA, or Roth IRA. Generally, all amounts withdrawn from IRAs and withdrawals of earnings from Roth IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59  1/2.

Plan Type B: Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a penalty tax.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 403(c), 408(a), 408A or 457 of the Internal Revenue Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

The Prudential Retirement Security Annuity IV is a variable annuity contract issued by PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?,” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many Annuity contracts that generally do when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain individual retirement accounts and employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity IV is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

For Plan Type A, you are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.

For Contracts funding Plan Type B, a group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.

You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA (Plan Type A). See Section 9 “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

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During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract, If applicable state law or the Code, in the case of an IRA or Roth IRA, requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.

The Variable Investment Option invests in the Prudential Asset Allocation Fund, which is a series of the Prudential Investment Portfolios, Inc. mutual fund. The accompanying current prospectus for the Prudential Asset Allocation Fund, available in your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The adviser and sub-advisers for the underlying investment appear next to the description.

The Prudential Asset Allocation Fund is managed by Prudential Investments LLC, Quantitative Management Associates and Prudential Investment Management, Inc, all affiliates of PRIAC.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios, Inc.
MODERATE ALLOCATION

Prudential Asset Allocation Fund

The Fund’s investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the Fund will invest 45% to 70% of its total assets in equity and equity-related securities. Equity and equity-related securities in which the Fund primarily invests are common stocks and stock index futures. The Fund may invest up to 15% of its total assets in equity-related securities of small companies. We currently consider small companies to be those with a market capitalization less than that of the largest company in the Russell 2000 Index at the time of investment. As of October 31, 2011, this number was approximately $3.28 billion. Under normal circumstances, 30% to 55% of the Fund’s total assets are invested in fixed-income securities and up to 35% are invested in foreign securities.

ADVISER: Prudential Investments LLC SUB-ADVISER: Prudential Investment Management, Inc. Quantitative Management Associates

PAYMENTS MADE TO PRIAC

Respecting this Contract, PRIAC has entered into agreements with the investment adviser and service provider to the underlying portfolio, both PRIAC affiliates, to provide administrative and support services to the portfolio under which it receives a total fee of 0.35% annually of the average assets allocated to the portfolio under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Through your indirect investment in the underlying portfolio, you indirectly bear the costs of these fees (see underlying fund’s prospectus for more information).

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various

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meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow you to transfer sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
■

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

■

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

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Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. A Business Day is a day on which the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). In that case, the transaction will be processed and valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual fund used by the Variable Investment Option. However, we vote the shares of the mutual fund according to voting instructions we receive from Contract Owners. When a vote is required, we will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from Contract Owners. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. We may vote shares in our own right or change the way your voting instructions are calculated if it is required or permitted by federal or state regulation. For certain plans, the Contractholder, rather than the Participant, will vote.

SUBSTITUTION

We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.

REPORTS TO YOU

We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Subaccount of the PRIAC Variable Contract Account A. We also will send annual and semi-annual reports for the underlying fund.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. These plans are called “Annuity Options” or “settlement options.” Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans (Plan Type B) under the Code or under the terms of the particular plan.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET® BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

TAX CONSIDERATIONS

Your Contract generally will be held in a custodial account established as an IRA, Roth IRA or other retirement plan eligible for favorable tax treatment under the Code. Roth IRAs are not subject to the required minimum distributions of the Code during the Owner’s lifetime. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both period certain annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and period certain annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity payment under a period certain annuity, we start with the Adjusted Contract Value, which is the value of your Contract minus any charge we impose for premium taxes, and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary of the Annuity and IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA, 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Plan Type A

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

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A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Plan Type B

Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit. For certain Contracts, a Death Benefit claim must be sent to a designated record keeper rather than us.

We will pay the Death Benefit, according to your instructions, in:

■	one sum as if it were a single withdrawal;
■	systematic withdrawals;
■	an annuity, or
■	a combination of the above.

If you have not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement plan that covered you, elect:

■	one sum cash payment;
■	an annuity;
■	to receive regular payments in accordance with the systematic withdrawal plan; or
■	a combination of the above.

For Contracts issued under 403(b), or 403(c) of the Code, the requirements for distributions to beneficiaries are the same as those described above for Plan Type A.

If you die on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death or as periodic payments over a period not extending beyond the life or life expectancy of such designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

Your employment based retirement plan (Plan Type B) may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET® BENEFIT?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Birthday Year as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In date. There are two options — one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.

This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit. If you establish both an IRA and Roth IRA under this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract described below, will be calculated separately.

HIGHEST BIRTHDAY VALUE

The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each year, beginning on your Birthday and ending on the last Business Day preceding your next Birthday, (the “Birthday Year”) for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

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You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Therefore, for example, if you have not elected the Spousal Benefit and you are aged between 65 and 69 your Income Base must equal $5,000 or more to lock in guaranteed withdrawals. Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%

If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

■

During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

■

If the Purchase Payment is made after a withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Birthday Year.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount — Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,250	(4.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,750	(5.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.

SPOUSAL BENEFIT

With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. There are special considerations if you and your spouse or civil union partner, are the same gender. See “Same-Gender Spouse Or Civil Union Partner Considerations” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA or retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate (Plan Type B), spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.

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Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, if applicable, your retirement plan, if your surviving spouse is your Beneficiary.

Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

■	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
■	The birthday of your surviving spouse will be used to determine:
–	the Highest Birthday Values under this Contract;
–	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
–	the availability and amount of Step-Ups.
■

At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

■

If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS

The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

CONVERSIONS AND RECHARACTERIZATIONS – TRANSFERS AMONG THE IRA AND ROTH IRA

This Contract is designed to accept Purchase Payments made in connection with the establishment of an IRA and/or Roth under this Annuity. You may only establish one IRA and one Roth IRA under this Annuity. If you establish both an IRA and Roth IRA, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. You may transfer funds from the IRA to the Roth IRA under this Annuity via a Conversion. You may also transfer funds back to an IRA or Roth IRA via Recharacterization. Conversions and Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions.

If you elect to transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization and the Statuses and elections of the receiving individual retirement account are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you locked-in and elected the Spousal Benefit under the IRA or Roth IRA and transfer funds via

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a Conversion or Recharacterization, 100% of the guarantees will transfer only if you have locked-in with the same spouse under both transferring and receiving individual retirement account.

If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization, or the status and elections of the receiving individual retirement account are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount. The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract. The transferred amount is treated as an additional Purchase Payment into the receiving individual retirement account and will increase your Contract Value under that individual retirement account.

Example 1 – Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$0	$9,250
Income Base	$125,000	$60,000	N/A	$185,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the IRA and the Statuses and elections of both contracts are the same.

Example 2 – Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	5%	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$50,000	$75,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$3,125	$5,500
Income Base	$125,000	$60,000	$62,500	$110,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 50% of the IRA ($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.

Example 3 – Transferring 100% – Different Elections and Status

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	Yes	No	N/A	No
Guaranteed Withdrawal %	4.5%	5%	N/A	5%
Contribution Source	IRA	Roth	N/A	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,750	$2,500	$0	$7,500
Income Base	$150,000	$50,000	$0	$150,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. Although 100% of the IRA was transferred, the guaranteed values cannot be combined because the Statuses and elections of both contracts are not the same.

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WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Employment based retirement plans (Plan Type B) may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Birthday Year to determine Excess Withdrawals.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

■ Income Base:	$200,000
■ Guaranteed Withdrawal Percentage:	5.00%
■ Annual Guaranteed Withdrawal Amount:	$10,000
■ Birthday Year:	May 12, 2010 through May 11 , 2011
■ Contract Value prior to withdrawal on June 15, 2010 (date of first withdrawal)	$160,000
■ Contract Value prior to withdrawal on July 15, 2010 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal = $160,000
■	Contract Value after withdrawal = $160,000 – $9,000 = $151,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 15, 2010) = $150,000
■	Contract Value after withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2010, then the following values would result:

■	Contract Value = $160,000 – $9,000 = $151,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Income Base remains $200,000

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If an additional $11,000 is withdrawn on July 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 15, 2010) = $150,000
■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
■	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $671.14 = $9,328.86
■

Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20

■	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.

If the amount determined on the RMD Calculation Date is for an Eligible Spouse, the amount will be based on the assumption that the Eligible Spouse is a “spouse” for purposes of federal law. If the Eligible Spouse is a same-sex spouse, civil union partner or has a similar status that is not recognized as a “spouse” under federal law, then the RMD Value we determine below may not be sufficient to avoid Excess Withdrawals when such Eligible Spouse takes required minimum distributions from the plan or account. In this case, the Annual Guaranteed Withdrawal Amount will be reduced or terminated. Before electing the Spousal Benefit for a same-sex spouse or civil union partner, you should carefully consider that provisions of the Code or plan may limit, reduce or eliminate any spousal benefit received.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 12, 2010 through May 11, 2011
Contract Value on April 14, 2010	$160,000
Contract Value on May 14, 2010	$145,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2010)
RMD Value	$ 4,000	(for calendar year 2010)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 14, 2010, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 14, 2010, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Contract Value = $145,000 – $10,000 = $135,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 14, 2010, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value

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■	$6,000 counts as an Excess Withdrawal
■	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Birthday Year during which the increase occurs, but you are not required to do so.

The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 12, 2010
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 11, 2010	$100,000
Guaranteed Withdrawal Percentage	5%
■	Step-Up Value = $100,000 × 5% = $5,000
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,000

GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

■

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

■	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS

■

Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan or custodial account agreement, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

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Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

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The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. IncomeFlex may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

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■

We impose a charge for IncomeFlex, which you will begin paying as soon as you buy the contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

■

You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under IncomeFlex. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

■

Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

Prudential IncomeFlex Target Benefit terminates:

■	upon an Excess Withdrawal that causes the Contract Value to be zero;
■	upon your surrender of the Contract;
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit, or
■	upon your election to begin receiving Annuity Payments.

Under certain Contracts funding employment based retirement plans (Plan Type B), the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.

We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

You have purchased the Contract as an investment vehicle to be held by a custodial IRA or Roth IRA, or other tax qualified retirement plan. Generally, required minimum distribution rules under the Code require that you begin receiving periodic amounts from your IRA or tax qualified arrangement beginning after age 70 1/2. Required minimum distributions are not required for Roth IRAs during the Owner’s lifetime. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals – Required Minimum Distributions,” earlier in this section.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment for Plan Type A is $20,000. This initial minimum does not apply to Plan Type B. You must get our prior approval for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date. In connection with Plan Type B, this restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract and when you make an additional Purchase Payment, we will allocate your Purchase Payment to the Variable Investment Option.

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For Plan Type A: If you are purchasing this Contract through an Individual Retirement Account, we will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.

■

For Plan Type B: If you are purchasing this Contract through a retirement plan, and your initial Purchase Payment is not accompanied by all the required information to allow us to issue your Contract, we will allocate that initial Purchase Payment to the default investment option designated by your retirement plan. During the time period in which your initial Purchase Payment is allocated to that default investment option, we will seek to obtain the required information, but you will not be invested in the Contract. Depending on the characteristics of the retirement plan default investment option, you may experience a gain or loss on money allocated to that option.

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers, or record keepers administering employment based retirement plans (Plan Type B), prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE  EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT

SECURITY ANNUITY IV?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
Insurance and Administrative Charge	0.65%	1.75%	0.00%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Plan Type A		Plan Type B
	Current	Maximum	Current	Maximum
IncomeFlex Target Benefit	1.00%	1.50%	1.15%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.

Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Any increase or current charge may vary by plan type. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

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ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, if the Contract offers more than one option, then proportionately from each option. Any current fee, increase or waiver of this fee may vary by plan type.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

For Contracts funding employment based plans or arrangements (Plan Type B), we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For 2011, without regard to expense caps, the fees and operating expenses of the Prudential Asset Allocation Fund was 1.04% annually.

For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity IV?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.

WITHDRAWALS IN CONNECTION WITH PLAN LOANS (Plan Type B only)

Employment based retirement plans (Plan Type B) may permit Participant loans. Please contact your plan administrator to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. The terms and conditions of the loan will be outlined in a Truth in Lending Agreement and Promissory note to be provided, along with the check, which will authorize a portion of your Contract Value to be used as security for the loan, upon your endorsement of the check.

Based on the terms of your plan or the plan’s loan policy, your Contract Value may be used to determine the amount available for a plan loan. Generally, the Code limits loans to the extent the loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or
(b)

One-half ( 1/2) of the Participant’s vested plan account value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

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Other technical requirements may apply to prevent a plan loan from being treated as a taxable distribution from the plan.

Generally, if plan loan amounts are funded with withdrawals from the Annuity, then such withdrawals may reduce or eliminate guarantees associated with the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” for additional information about the impact of Excess Withdrawals and withdrawals before the Lock-In Date. You should contact your plan administrator to determine what portion of any loan will be funded by a withdrawal from the Annuity and then consider the impact to your Prudential IncomeFlex Target Benefits.

Currently, withdrawals from the Annuity in connection with plan loans generally do not cause a 90-day suspension of the right to make additional Purchase Payments. See Section 6, “How Can I Purchase The Prudential Retirement Security Annuity IV?” Scheduled plan loan repayments resulting in Purchase Payments will be treated like all other standard Purchase Payments. However, before the Lock-In Date, Purchase Payments resulting from lump sum loan repayments will not be permitted for 90 days following a withdrawal made in connection with a plan loan.

We may delay any issuance of a loan in order to obtain information from your employer that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

This tax discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Certain spousal rights under the Contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting the Spousal Benefit under the annuity.

This Contract may be purchased by custodial IRAs and custodial Roth IRAs, which can hold other permissible assets other than the Annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian. This Contract is also available for purchase by certain employment based retirement plans or arrangements. The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), 403(c), 408(a), 408A or 457 of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently, the Contract may be purchased for use in connection with individual retirement accounts, which are subject to Section 408(a) of the Code and Roth individual retirement accounts, which are subject to Section 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

This Contract may also be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), 403(c), 408(a), 408A and 457 of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.

IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a ”revocation period” of seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this ”revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.

Roth IRAs. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining fee look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity IV?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the Contract.

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Contributions Limits/Rollovers. You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2012 the limit for an IRA is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Contract, you can make regular IRA contributions under the Contract (to the extent permitted by law and the Contract). However, if you make such regular IRA contributions, you should note that you will not be able to treat the Contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the Contract funds originally derived from a qualified retirement plan into another Section 401(a) plan. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA.

Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

Currently this Contract is not available to fund inherited IRAs or inherited Roth IRAs.

For Contracts issued to tax favored retirement plans, other than IRAs, different contribution rules apply. In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.

Distributions. Usually, the full amount of any distribution from an IRA or qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”;
■	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
■	Failure to take a minimum distribution.

For Roth IRAs, Roth 401(k) accounts, Roth 403(b) accounts and Roth 457 accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA or Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code (applicable to Roth IRAs only); and (2) the distribution must be made in the year that is at least five tax years after the first year (a) for Roth IRAs, for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA or (b) for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA or qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More

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information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments. Similar rules apply to distributions from plans under section 403 of the Code, which allows you to satisfy all of your minimum distribution requirements by taking distributions from one or more 403 accounts.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that beneficiary is your surviving spouse.

If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary of the date of death.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period. If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

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PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 of the Code) before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■

For certain distributions from employment based retirement plans (Plan Type B), which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more: (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS

Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.

While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. Assets of the Separate Account may not be charged with liabilities arising out of any other business of PRIAC. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

TEXAS OPTIONAL RETIREMENT PROGRAM

The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.

Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.

LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES

If you are a participant in an employment based retirement plan (Plan Type B) and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the Prudential IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your Prudential IncomeFlex Target Benefits.

Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

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PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans (Plan Type B).

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

In October 2007, PRIAC filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended

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December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street's breaches caused the plans' losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street's counterclaims and has reserved judgment on PRIAC's requests for pre-judgment interest and attorney's fees.

Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

This Contract must be used to fund an individual retirement account or an employer based retirement plan or arrangement, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consisted of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

40

STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Federal Tax Status
■	Financial Statements

HOW TO CONTACT US

You can contact the Prudential Retirement Service Center by:

■	calling (877) 778-2100 during our normal business hours, Monday through Friday, or our telephone automated response system at (877) 778-2100 24 hours per day.
■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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Prudential Retirement Security Annuity IV

ACCUMULATION UNIT VALUES: Plan A Fee Rate of 1.65%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Prudential Asset Allocation Fund (IRA)
05/04/2010* to 12/31/2010	$10.42	$11.07	—
01/01/2011 to 12/31/2011	$11.07	$11.19	26

*	Date that Portfolio was first offered in this product

ACCUMULATION UNIT VALUES: Plan B Fee Rate of 1.15%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Prudential Asset Allocation Fund
05/04/2010* to 12/31/2010	$10.44	$11.13	19
01/01/2011 to 12/31/2011	$11.13	$11.30	111

*	Date that Portfolio was first offered in this product

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION

THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL

RETIREMENT SECURITY ANNUITY IV DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

Ed. 05-2012 SS-IFX-IV-PROSP	RSBR682

PRUDENTIAL RETIREMENT SECURITY ANNUITY V

PROSPECTUS: MAY 1, 2012

This prospectus describes the Prudential Retirement Security Annuity V, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A as an interest in a group annuity. As such, references to “Contract” or “Annuity” also mean any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC to fund retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Internal Revenue Code of 1986, as amended (“Code”). Eligible investors may contribute Purchase Payments to the Annuity, subject to our underwriting guidelines and the Code. For general information regarding your plan and the benefits provided thereunder, you should contact your plan’s Designated Record Keeper (defined in the Glossary), as we do not service your retirement plan.

Prudential Retirement Security Annuity V is not available for the transfer or conversion of Prudential IncomeFlex Target Benefit guarantees under a qualified retirement plan sponsored by your employer that offers an in-plan Prudential IncomeFlex Target Benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectuses for the underlying investment option contain important information about the mutual fund(s). When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

THE FUND

The Annuity offers a Variable Investment Option, which is a sub-account of the PRIAC Variable Contract Account A that invests in an underlying mutual fund portfolio. The sub-account is invested in the Vanguard Balanced Index Fund of the Vanguard Valley Forge Funds.

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY V

To learn more about the Prudential Retirement Security Annuity V, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2012. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-162553). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Retirement Security Annuity V SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PRUDENTIAL FINANCIAL AND THE ROCK PRUDENTIAL LOGO ARE REGISTERED SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified and defined those below, with certain others described within the text where they appear in the prospectus.

Accumulation Phase: The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract, minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Birthday Year, as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

Annuity Options: Options under the Contract that define the frequency and duration of Annuity Payments. In your Contract, we also refer to these as payout Annuity Options. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payments: Payments made on or after your Annuity Date, in accordance with the Annuity Option you select. Annuity Payments under the payout or Annuity Options are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

Birthday Year: Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate. With respect to group annuity contracts issued to fund employment based retirement plans or arrangements, see the definition of Plan Contract Holder below.

Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Designated Record Keeper: The third party record keeper designated by your employment based retirement plan.

Excess Withdrawals: Withdrawals in each Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Good Order: Sufficiently clear instruction received by the Designated Record Keeper, utilizing the applicable forms, and reflecting the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be processed on the Business Day that Good Order is determined.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Participant: An individual participating in an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Internal Revenue Code of 1986, as amended.

Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued when the Annuity is used to fund an employment based retirement plan or arrangement qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code.

Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: The call center for inquiries pertaining to Prudential Retirement products and services. For general correspondence or express overnight mail: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s Web site is www.prudential.com/online/retirement.

Purchase Payments: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Statement of Additional Information: A document containing certain additional information about the Prudential Retirement Security Annuity V. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To obtain a copy of the Statement of Additional Information, please see the front and back cover of this prospectus.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, except for Roth accounts, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity V. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
	Current	Maximum
Annual Contract Fee [2]	$0	$150

Insurance and Administrative Expenses (As a percentage of average daily net assets of the sub-accounts)

Insurance and Administrative Charge	0.20%	1.50%
IncomeFlex Target Benefit	1.20%	1.80%
Total Annual Charge with the IncomeFlex Target Benefit [3]	1.40%	3.30%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The total annual charge is the sum of the insurance and administrative charge and the charge for the base IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, December 31, 2011, for Institutional shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity V Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.08%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (Annual Portfolio Operating Expenses (expenses That Are Deducted From Portfolio Assets, In %)

	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Vanguard Balanced Index Fund (Institutional Shares)	0.05%	0.03%	0.08%

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The example assumes the following:

■	You invest $10,000 in Prudential Retirement Security Annuity V;
■	You allocate all of your assets to the Variable Investment Option;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year;
■	No tax charge applies;
■	Maximum Periodic Account Expenses are applied, rather than the current charges; and
■	No reduction for fee waivers or expense reimbursements.

EXAMPLE
1 yr	3 yrs	5 yrs	10 yrs
$488	$1,467	$2,447	$4,909

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

No table of accumulation unit values are included in this prospectus as this Contract was not available for investment as of December 31, 2011.

6

SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1: What Is The Prudential Retirement Security Annuity V?

The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code. The Contract features a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible that your Contract Value may decrease, due to market changes.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law.

During the applicable free look period, you can notify your plan’s Designated Record Keeper to request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract,. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

Please note, the fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

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Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Target® Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity V?

The Contract is available only to fund certain retirement plans qualifying for favorable tax treatment under the Code.

Our prior approval is required for any initial and/or additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.

Absent our prior approval, we may temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity V?

The Contract has insurance features and investment features, and there are costs related to each.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.
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Insurance and Administrative Charge: We may impose an asset-based charge to cover expenses and certain insurance risks, which would be deducted daily from the net asset value of the Variable Investment Option.

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Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Option.

■

Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets. For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

SECTION 8: How Can I Access My Money?

You may withdraw money, subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency.

This Contract provides an insurance benefit, called Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

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SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?

This Contract is offered to fund certain employment based retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code.

Generally, except for qualified distributions from Roth Accounts, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a penalty tax.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, PRIAC does not service your retirement plan. Your plan has a Designated Record Keeper, acting on its behalf, which provides record keeping services.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY V PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

The Prudential Retirement Security Annuity V is a variable annuity contract issued by PRIAC. Under your plan’s Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your interest under the Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts or plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity V is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate under the Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your investment under the Contract at the time you begin receiving payments.

A group annuity contract is issued to a Plan Contract Holder when the Contract is used to fund an employment based retirement plan. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contract generally provides that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

You should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can notify the Designated Record Keeper, as we do not service your plan, and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.

The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The accompanying current prospectus for the Vanguard Balanced Index Fund, available under your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it, for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The advisers for the underlying investment appear next to the description.

The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Vanguard Valley Forge Funds
MODERATE

Vanguard Balanced Index Fund

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

ADVISER: The Vanguard Group, Inc.

PAYMENTS MADE TO PRIAC

PRIAC may enter into agreements with the investment adviser and/or service provider to underlying portfolios that are offered through its variable annuity contracts. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee. These types of payments are sometimes referred to as “revenue sharing” payments. PRIAC has not entered into such agreements and accordingly does not receive such a payment from the investment adviser or service provider to the underlying portfolio under this Contract.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s

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investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
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Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

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Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. A Business Day is a day on which the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). In that case, the transaction will be processed and valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. As we do not service your plan, you should contact the Designated Record Keeper for information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

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VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual fund used by the Variable Investment Option. However, we vote the shares of the mutual fund according to voting instructions we receive from Contract Owners or Plan Contract Holders, as applicable. When a vote is required, a proxy statement will be furnished, which is a form which will need to be completed and returned to provide voting instruction. We will vote shares of the mutual fund, based on the instructions received. With respect to fund shares for which instructions are not received, and any other shares that we own in our own right, we will vote such shares in the same proportion as shares for which instructions were received from Contract Owners and Plan Contract Holders, as applicable. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners and Plan Contract Holders who actually vote will determine the ultimate outcome. We may vote shares in our own right or change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. These plans are called “Annuity Payout Options” or “settlement options.” Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET® BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if you choose, quarterly, semiannually, or annually, for the period certain. If you die during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If you die before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

As we do not service your plan, you should contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. See “Designated Record Keeper” in Section 10, “Other Information.”

TAX CONSIDERATIONS

Your Contract generally will be held by a retirement plan eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you, in increments, the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both period certain annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and period certain annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity payment under a period certain annuity, we start with the Adjusted Contract Value, which is the value of your Contract minus any charge we impose for premium taxes, and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that the Designated Record Keeper receives the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” The Spousal Benefit may be available for a same-gender spouse or civil union partnerships recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or civil union partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as a “qualified investment” that requires minimum distributions. Upon your death under a “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

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If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

For certain Contracts, a Death Benefit claim must be sent to a designated record keeper rather than us.

We will pay the Death Benefit, according to your instructions, in:

■	one sum as if it were a single withdrawal;
■	systematic withdrawals;
■	an annuity, or
■	a combination of the above.

If you have not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement plan that covered you, elect:

■	one sum cash payment;
■	an annuity;
■	to receive regular payments in accordance with the systematic withdrawal plan; or
■	a combination of the above.

If you die on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death or as periodic payments over a period not extending beyond the life or life expectancy of such designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET® BENEFIT?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals).

The Income Base is used to determine the amount you may withdraw each Birthday Year as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two options — one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Target Benefit is subject to certain restrictions described below.

This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit.

HIGHEST BIRTHDAY VALUE

The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described immediately below.

Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each year, beginning on your Birthday and ending on the last Business Day preceding your next Birthday, (the “Birthday Year”) for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

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You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Therefore, for example, if you have not elected the Spousal Benefit and you are aged between 65 and 69 your Income Base must equal $4,545 or more to lock in guaranteed withdrawals. Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed.

Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.75%	4.25%
65-69	5.50%	5.0%
70+	6.25%	5.75%

If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:

■

During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

■

If the Purchase Payment is made after a withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal), then the increase will not apply until the next Birthday Year.

Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount — Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,750	(4.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0475 (or 4.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $47.50, to $4,797.50.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV	)
Guaranteed Annual Withdrawal Amount:	$5,500	(5.50% of Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.055 (or 5.5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $55, to $5,555.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV	)
Guaranteed Annual Withdrawal Amount:	$6,250	(6.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.0625 (or 6.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $62.50, to $6,312.50.

SPOUSAL BENEFIT

With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. There are special considerations if you and your spouse are civil union partners, or are the same gender. See “Same-Gender Spouse Or Civil Union Partner Considerations” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV	)
Annual Guaranteed Withdrawal Amount:	$4,250	(4.25% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.

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Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50.00, to $5,050.00.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and, your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.

Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:

■	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
■	The birthday of your surviving spouse will be used to determine:
–	the Highest Birthday Values under this Contract;
–	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
–	the availability and amount of Step-Ups.
■

At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

■

If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS

The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

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Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Certain employment based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Birthday Year to determine Excess Withdrawals.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

■ Income Base:	$200,000
■ Guaranteed Withdrawal Percentage:	5.50%
■ Annual Guaranteed Withdrawal Amount:	$11,000
■ Birthday Year:	May 12, 2010 through May 11, 2011
■ Contract Value prior to withdrawal on June 15, 2010 (date of first withdrawal)	$160,000
■ Contract Value prior to withdrawal on July 15, 2010 (date of second withdrawal)	$149,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $10,000 is withdrawn on June 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal = $160,000
■	Contract Value after withdrawal = $160,000 – $10,000 = $150,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $11,000 – $10,000 = $1,000
■	Annual Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 15, 2010) = $149,000
■	Contract Value after withdrawal = $149,000 – $1,000 = $148,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $10,000 is withdrawn on June 15, 2010, then the following values would result:

■	Contract Value = $160,000 – $10,000 = $150,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $11,000 – $10,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $11,000
■	Income Base remains $200,000

If an additional $12,000 is withdrawn on July 15, 2010, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 15, 2010) = $149,000
■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $12,000 – $1,000 = $11,000
■	Contract Value after guaranteed portion of withdrawal = $149,000 – $1,000 = $148,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($11,000 ÷ $148,000) × ($11,000) = $817.57
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $11,000 – $817.57 = $10,182.43
■

Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($11,000 ÷ $148,000) × ($200,000) = $14,864.86. New Income Base = $200,000 – $14,864.86 = $185.135.14

■	Contract Value immediately after the Excess Withdrawal = $148,000 – $11,000 = $137,000

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EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.

If the amount determined on the RMD Calculation Date is for your Spouse, the amount will be based on the assumption that your spouse is a “spouse” for purposes of federal law. If the Eligible Spouse is a same-sex spouse, civil union partner or has a similar status that is not recognized as a “spouse” under federal law, then the RMD Value we determine below may not be sufficient to avoid Excess Withdrawals when such Eligible Spouse takes required minimum distributions from the plan or account. In this case, the Annual Guaranteed Withdrawal Amount will be reduced or terminated. Before electing the Spousal Benefit for a same-sex spouse or civil union partner, you should carefully consider that provisions of the Code or plan may limit, reduce or eliminate any spousal benefit received.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 12, 2010 through May 11, 2011
Contract Value on April 14, 2010	$160,000
Contract Value on May 14, 2010	$145,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2010)
RMD Value	$4,000	(for calendar year 2010)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 14, 2010, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 14, 2010, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Contract Value = $145,000 – $10,000 = $135,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 14, 2010, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	$6,000 counts as an Excess Withdrawal
■	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Birthday Year during which the increase occurs, but you are not required to do so.

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The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 12, 2010
Annual Guaranteed Withdrawal Amount	$5,000
Contract Value as of May 11, 2010	$100,000
Guaranteed Withdrawal Percentage	5.5%
■	Step-Up Value = $100,000 × 5.5% = $5,500
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,500 > $5,000)
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,500

GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT

■

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

■	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS

■

Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan as applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.

■

Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

■

The Prudential IncomeFlex Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. IncomeFlex may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

■

We impose a charge for IncomeFlex, which you will begin paying as soon as you buy the contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

■

You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under IncomeFlex. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

■

Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

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Prudential IncomeFlex Target Benefit terminates:

■	upon an Excess Withdrawal that causes the Contract Value to be zero;
■	upon your surrender of the Contract;
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit, or
■	upon your election to begin receiving Annuity Payments.

Under certain Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.

We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

You have purchased the Contract as an investment vehicle to be held by a tax qualified retirement plan. Generally, required minimum distribution rules under the Code require that you begin receiving periodic amounts from your tax qualified arrangement beginning after age 70  1/2. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals – Required Minimum Distributions,” earlier in this section.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to invest in the Contract. Our prior approval for any initial and/or additional Purchase Payment of $1 million or more is required, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future.

Currently, our prior approval is required to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

ALLOCATION OF PURCHASE PAYMENTS

If your initial Purchase Payment is received in Good Order by the Designated Record Keeper on a given Business Day, it will be priced as of that Business Day. If your initial Purchase Payment is not in Good Order when received by the Designated Record Keeper, the Designated Record Keeper will allocate the initial Purchase Payment to the plan’s designated default investment option, while it seeks to obtain the required information. During the time period in which your initial Purchase Payment is allocated to that default investment option, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option.

When you make an additional Purchase Payment under this Contract, it will be allocated to the Variable Investment Option, as of the Business Day that the Purchase Payment was received in Good Order by the Designated Record Keeper. Currently, Hewitt Associates LLC (aka Aon Hewitt) serves as your plan’s Designated Record Keeper. Please see “Designated Record Keeper” in Section 10, “Other Information.”

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract investment with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract investment is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. There is also an administrative expense component of the overall 0.20% charge. That administrative expense charge is assessed in recognition of the administrative services provided to your plan by the Designated Record Keeper, and as such, we pay that charge to the Designated Record Keeper

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.20%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit	1.20%	1.80%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.

Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target® Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, if the Contract offers more than one option, then proportionately from each option.

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TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

As this Contract funds an employment based retirement plan, we may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For 2011, without regard to expense caps, the fees and operating expenses of the Vanguard Balanced Index Fund was 0.08% annually.

For additional information about these fund fees, please consult the prospectus for the fund.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	3 Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

As we are not your plan’s service provider, please contact the Designated Record Keeper for additional information. See “Designated Record Keeper” in Section 10.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date your request is received in Good Order by the Designated Record Keeper.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity V?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

We may also suspend any payment in order to obtain information from your employer or Designated Record Keeper that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information.

WITHDRAWALS IN CONNECTION WITH PLAN LOANS

Certain employment based retirement plans may permit loans. Please contact the Designated Record Keeper to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

This tax discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Certain spousal rights under the Contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting the Spousal Benefit under the annuity.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 403(c) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401(a), 403(b), and 403(c) of the Code. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.

Contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan. Contributions to a Roth 401(k) or Roth 403(b) account are subject to these same limits, and are not deductible for federal income tax purposes.

Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”; or
■	Failure to take a minimum distribution.

For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under a tax-favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70  1/2 and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k) and Roth 403(b) arrangements, this generally can be deferred until the Participant retires, if later. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if

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the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your 403(b) account each year, certain payment alternatives are still available to you. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each by withdrawing that amount from any of your 403(b) accounts. Similarly, if the account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under a 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that beneficiary is your surviving spouse.

If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary of the date of death.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from a qualified plan before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

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WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■

For certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more: (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS

Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity V?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of

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your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.

While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. Assets of the Separate Account may not be charged with liabilities arising out of any other business of PRIAC. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

DESIGNATED RECORD KEEPER

The Prudential IncomeFlex Target Benefit, offered under this Contract, is administered by PRIAC. However, we do not service your retirement plan. Your plan has a Designated Record Keeper, acting on behalf of the plan, which provides record keeping services. Therefore, all contribution, allocation, withdrawal and/or transfer requests must be directed to the Designated Record Keeper for processing. General questions regarding your plan or the benefits provided thereunder should be directed to the Designated Record Keeper, not to PRIAC.

TEXAS OPTIONAL RETIREMENT PROGRAM

The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.

Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.

LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES

If you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us.

Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

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SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

In October 2007, PRIAC filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by

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PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

As this Contract is used to fund an employer based retirement plan, you generally may not assign your rights under the Contract during your lifetime. In all cases, assignment cannot be made without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Aon Hewitt located at 100 Half Day Road, Lincolnshire, IL 60069-3242.

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STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Federal Tax Status
■	Financial Statements

CONTACT INFORMATION

As we do not service your plan, you will need to contact the Designated Record Keeper for general information regarding your plan and the benefits provided thereunder. However, you can contact the Prudential Retirement Service Center by:

■	calling (877) 778-2100 during our normal business hours, Monday through Friday, or our telephone automated response system at (877) 778-2100 24 hours per day.
■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information our internet website at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

Ed. 05-2012 SS-IFX-V-PROSP	NOT01SU030

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2012

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY IV

PRUDENTIAL RETIREMENT SECURITY ANNUITY V

The Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V (the “Contracts”) are flexible premium deferred contracts issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contracts are funded through the PRIAC Variable Contract Account A (the “Account”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity IV and the Prudential Retirement Security Annuity V prospectuses, dated May 1, 2012. To obtain copies of the prospectuses, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center

280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789

Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex Target ® is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

EXPERTS

The financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2011 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

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PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which Contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2011, 2010, and 2009 no payments were made to PIMS for services as principal underwriter.

PIMS may pay commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each sub-account will be determined by multiplying the value of a unit of that sub-account for the preceding Business Day by the net change factor for that sub-account for the current Business Day. The net change factor for any Business Day is determined by dividing the value of the assets of the sub-account for that day by the value of the assets of the sub-account for the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of each sub-account is determined by multiplying the number of underlying fund shares held by the sub-account by the net asset value of each share and adding the value of dividends declared on the ex-date, but not yet paid, by each fund.

As we have indicated in the prospectuses, Prudential Retirement Security Annuity IV and Prudential Retirement Security Annuity V are Contracts that allow you to select or decline benefit options that carry specific asset-based charges. We maintain a unique unit value corresponding to each such Contract feature.

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FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for Prudential Retirement Insurance and Annuity Company included herein should be distinguished from the financial statements of the Account, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.

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FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF NET ASSETS

December 31, 2011

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Fund
ASSETS
Investment in the portfolios, at fair value	$4,780,475	$655,947	$13,049,856	$5,614,609	$1,547,607

Net Assets	$4,780,475	$655,947	$13,049,856	$5,614,609	$1,547,607

NET ASSETS, representing:
Accumulation units	$4,780,475	$655,947	$13,049,856	$5,614,609	$1,547,607

	$4,780,475	$655,947	$13,049,856	$5,614,609	$1,547,607

Units outstanding	540,985	72,427	1,363,408	528,908	137,205

Portfolio shares held	471,447	63,870	1,196,137	477,433	129,290
Portfolio net asset value per share	$10.14	$10.27	$10.91	$11.76	$11.97
Investment in portfolio shares, at cost	$3,881,046	$631,172	$10,700,437	$4,471,791	$1,544,863

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Fund
INVESTMENT INCOME
Dividend income	$24,347	$3,883	$81,494	$48,242	$20,944

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	73,608	9,961	199,897	79,924	10,519

NET INVESTMENT INCOME (LOSS)	(49,261)	(6,078)	(118,403)	(31,682)	10,425

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on shares redeemed	(18,558)	1,267	8,853	(181)	(2,110)
Net change in unrealized gain (loss) on investments	(156,446)	(22,136)	(236,963)	8,102	(31)

NET GAIN (LOSS) ON INVESTMENTS	$(175,004)	$(20,869)	$(228,110)	$7,921	$(2,141)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(224,265)	$(26,947)	$(346,513)	$(23,761)	$8,284

The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio		AST Academic Strategies Asset Allocation Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(49,261)	$(14,579)	$(6,078)	$(1,460)
Realized gain (loss) on shares redeemed	(18,558)	(3,388)	1,267	(2,670)
Net change in unrealized gain (loss) on investments	(156,446)	496,768	(22,136)	41,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(224,265)	478,801	(26,947)	37,859

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	886,043	1,984,399	5,711	655,946
Withdrawals and other charges	(907,889)	(204,782)	(33,101)	(68,394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,846)	1,779,617	(27,390)	587,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	(246,111)	2,258,418	(54,337)	625,411

NET ASSETS
Beginning of period	5,026,586	2,768,168	710,284	84,873

End of period	$4,780,475	$5,026,586	$655,947	$710,284

Beginning units	547,058	336,602	75,245	9,883

Units issued	93,854	236,124	650	73,647
Units redeemed	(99,927)	(25,668)	(3,468)	(8,285)

Ending units	540,985	547,058	72,427	75,245

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

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SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		Prudential Asset Allocation Fund
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	05/04/2010* to 12/31/2010

$(118,403)	$(71,025)	$(31,682)	$(5,156)	$10,425	$356
8,853	(28,965)	(181)	7,394	(2,110)	0
(236,963)	1,328,527	8,102	425,742	(31)	2,833

(346,513)	1,228,537	(23,761)	427,980	8,284	3,189

1,335,862	3,145,545	696,997	954,902	1,306,376	229,758
(1,554,458)	(669,265)	(311,433)	(458,035)	0	0

(218,596)	2,476,280	385,564	496,867	1,306,376	229,758

(565,109)	3,704,817	361,803	924,847	1,314,660	232,947

13,614,965	9,910,148	5,252,806	4,327,959	232,947	0

$13,049,856	$13,614,965	$5,614,609	$5,252,806	$1,547,607	$232,947

1,384,967	1,115,586	492,400	441,967	20,906	0

170,913	368,314	65,637	96,563	122,016	20,906
(192,472)	(98,933)	(29,129)	(46,130)	(5,717)	0

1,363,408	1,384,967	528,908	492,400	137,205	20,906

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2011

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established on October 6, 2006 by Prudential Retirement Insurance and Annuity Company, Hartford, CT (“PRIAC”) under the laws of the State of Connecticut. PRIAC is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from PRIAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of Prudential Retirement Security Annuity, Prudential Retirement Security Annuity II, Prudential Retirement Security Annuity III and Prudential Retirement Security Annuity IV (together, the “Contracts”) are invested in the Account. The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Account is used in connection with the Contracts, which are sold to retirement plans and accounts that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408(a), 408A or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to employers who make contributions under them on behalf of their employees, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts.

The Account is comprised of five subaccounts. The assets of each Subaccount are invested in a corresponding portfolio of either the Advanced Series Trust (“AST Fund”) or The Prudential Investment Portfolios, Inc. (“PI Portfolios”) (collectively, the “Portfolios” or “Series Funds”). The name of each portfolio and the corresponding subaccount name(s) are as follows: Advanced Series Trust: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Academic Strategies Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and The Prudential Investment Portfolios, Inc.: Prudential Asset Allocation Fund.

The AST Fund is an open-end management investment company, and each portfolio of the AST Fund is co-managed by Prudential Investments LLC and AST Investment Services, Inc, which are both affiliates of PRIAC. The Prudential Investment Portfolios, Inc, Prudential Asset Allocation Fund is an open ended balanced mutual fund managed by Prudential Investments, LLC. All contractual obligations arising under contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each of the variable investment options of the Account indirectly bear exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates

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Note 2:	Significant Accounting Policies (Continued)

and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1. As of December 31, 2011, the Account did not have any Level 1 assets or liabilities.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2. As of December 31, 2011, the Account had Level 2 assets.

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Note 3:	Fair Value (Continued)

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all investments in the portfolios have been classified as Level 2.

During the twelve months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or liabilities valued on a non-recurring basis.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$844,033	$(939,487)
AST Academic Strategies Asset Allocation Portfolio	$5,658	$(43,009)
AST Balanced Asset Allocation Portfolio	$1,235,399	$(1,653,891)
AST Preservation Asset Allocation Portfolio	$642,598	$(336,959)
Prudential Asset Allocation Fund	$1,368,332	$(72,476)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Investment Portfolios, Inc. has entered into a management agreement with Prudential Investment LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the

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Note 6:	Related Party Transactions (Continued)

distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding throughout the period ended, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio (available April 23, 2007)
December 31, 2011	541	$8.83627	to	$8.83627	$4,780	0.48%	1.45%	to	1.45%	-3.83%	to	-3.83%
December 31, 2010	547	$9.18840	to	$9.18840	$5,027	1.05%	1.45%	to	1.45%	11.74%	to	11.74%
December 31, 2009	337	$8.22289	to	$8.22289	$2,768	1.97%	1.45%	to	1.45%	23.53%	to	23.53%
December 31, 2008	148	$6.65684	to	$6.65684	$983	0.03%	1.45%	to	1.45%	-35.87%	to	-35.87%
December 31, 2007	1	$10.48518	to	$10.48518	$10	0.18%	0.00%	to	0.00%	4.85%	to	4.85%

	AST Academic Strategies Asset Allocation Portfolio (available April 23, 2007)
December 31, 2011	72	$9.05625	to	$9.05625	$656	0.56%	1.45%	to	1.45%	-4.06%	to	-4.06%
December 31, 2010	75	$9.43966	to	$9.43966	$710	1.06%	1.45%	to	1.45%	10.35%	to	10.35%
December 31, 2009	10	$8.55442	to	$8.55442	$85	1.45%	1.45%	to	1.45%	22.59%	to	22.59%
December 31, 2008	41	$6.97835	to	$6.97835	$287	1.89%	1.45%	to	1.45%	-32.81%	to	-32.81%
December 31, 2007	1	$10.49042	to	$10.49042	$10	0.30%	0.00%	to	0.00%	4.90%	to	4.90%

	AST Balanced Asset Allocation Portfolio (available April 23, 2007)
December 31, 2011	1,363	$9.35489	to	$9.57689	$13,050	0.60%	1.45%	to	1.95%	-3.12%	to	-2.64%
December 31, 2010	1,385	$9.65661	to	$9.83645	$13,615	0.85%	1.45%	to	1.95%	10.14%	to	10.70%
December 31, 2009	1,116	$8.76727	to	$8.88601	$9,910	1.66%	1.45%	to	1.95%	20.92%	to	21.52%
December 31, 2008	839	$7.25070	to	$7.31225	$6,134	0.01%	1.45%	to	1.95%	-30.08%	to	-29.73%
December 31, 2007	1	$10.51001	to	$10.51001	$11	0.25%	0.00%	to	0.00%	5.10%	to	5.10%

	AST Preservation Asset Allocation Portfolio (available April 23, 2007)
December 31, 2011	529	$10.39191	to	$10.63851	$5,615	0.90%	1.45%	to	1.95%	-0.96%	to	-0.46%
December 31, 2010	492	$10.49223	to	$10.68764	$5,253	1.40%	1.45%	to	1.95%	8.44%	to	8.98%
December 31, 2009	442	$9.67600	to	$9.80705	$4,328	1.33%	1.45%	to	1.95%	17.72%	to	18.31%
December 31, 2008	252	$8.21959	to	$8.28935	$2,090	0.02%	1.45%	to	1.95%	-21.04%	to	-20.64%
December 31, 2007	1	$10.55098	to	$10.55098	$11	0.22%	0.00%	to	0.00%	5.51%	to	5.51%

	Prudential Asset Allocation Fund (available May 4, 2010)
December 31, 2011	137	$11.18647	to	$11.30047	$1548	2.45%	1.15%	to	1.65%	1.02%	to	1.53%
December 31, 2010	21	$11.07343	to	$11.13030	$233	1.68%	1.15%	to	1.15%	10.78%	to	11.33%

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Note 7:	Financial Highlights (Continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

Each annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually, quarterly or at the time that certain transactions are made. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Withdrawal Charge—The Withdrawal Charge may apply to certain withdraws from the annuities and upon surrender of the annuity. When applicable, the Withdrawal Charge will apply for a maximum number of years depending on the type of contract. The amount of the Withdrawal Charge varies with the number of years elapsed since the contract issue date. Certain annuities do not deduct a Withdrawal Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Withdrawal Charge, as well as for any exceptions to the provision that may apply to certain withdrawals. Prudential has waived withdrawal charges effective October 1, 2009.

Insurance and Administrative Charge—The Insurance and Administrative Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance and Administrative Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, each funded through the Separate Account, the maximum Insurance and Administrative Charge is currently 1.60%. Currently 0.5% is being charged. For Prudential Retirement Security Annuity III, funded through the Separate Account, the maximum Insurance and Administrative charge is 1.75%. Currently, 0.65% is being charged. For the Prudential Retirement Security Annuity IV, funded through the

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Note 7:	Financial Highlights (Continued)

Separate Account, the maximum Insurance and Administrative charge is currently 1.75% for Plan Type A and 1.50% for Plan Type B. Currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—A Contract Maintenance Charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Separate Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Separate Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from assets in the Separate Account. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%. Currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.60%. Therefore, the maximum total charge for the spousal benefit is 2.05%. Currently 1.45% is being charged.

For Prudential Retirement Security Annuity III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.50%. Currently, 1.00% is being charged.

For the Prudential Retirement Security Annuity IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.50%. Currently, for Plan Type A 1.00% is being charged, for Plan Type B 1.15% is being charged.

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee—For Prudential Retirement Security Annuity I and Prudential Retirement Security Annuity II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Separate Account for these tax obligations.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts—are amounts that contract owners have directed to be moved among subaccounts

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Report of Independent Registered Public Accounting Firm

To the Contract Owners of

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the PRIAC Variable Contract Account A at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 13, 2012

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PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm December 31, 2011 and 2010

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Prudential Retirement Insurance and Annuity Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company and its subsidiaries (collectively, the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 11, 2012

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860)241 7000, F: (860) 241 7590, www.pwc.com/us

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position

December 31, 2011 and 2010 (in thousands)

	2011	2010
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2011- $2,241,509; 2010- $2,277,866)	$2,423,943	$2,383,879
Trading account assets supporting insurance liabilities, at fair value	17,748,643	16,037,065
Other trading account assets, at fair value	3,127	3,135
Equity securities, available-for-sale, at fair value (cost: 2011- $1,581; 2010- $5,502)	1,327	3,668
Commercial mortgage and other loans	4,170,348	4,273,915
Other long-term investments	280,672	257,957
Short-term investments	59,611	51,138

Total investments	24,687,671	23,010,757
Cash and cash equivalents	21,789	64,960
Accrued investment income	188,883	180,944
Reinsurance recoverables	712,942	1,068,265
Current income tax receivable	7,103	44,186
Valuation of business acquired	250,538	277,421
Goodwill	424,427	424,427
Other assets	343,178	268,057
Separate account assets	38,026,042	40,811,224

TOTAL ASSETS	$64,662,573	$66,150,241

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Future policy benefits	$1,144,771	$1,195,670
Policyholders’ account balances	21,690,507	20,373,355
Reinsurance payables	713,154	1,068,471
Cash collateral for loaned securities	783,174	289,025
Deferred income taxes, net	18,488	12,318
Other liabilities	254,776	154,184
Separate account liabilities	38,026,042	40,811,224

Total liabilities	62,630,912	63,904,247

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2011 and 2010)	2,500	2,500
Additional paid-in capital	1,820,344	1,820,326
Accumulated other comprehensive income	109,593	68,785
Retained earnings	99,224	354,383

Total stockholder’s equity	2,031,661	2,245,994

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$64,662,573	$66,150,241

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations

Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
REVENUES
Premiums	$17,494	$133	$730
Policy charges and fee income	123,320	127,041	122,054
Net investment income	1,100,520	1,111,120	1,102,969
Realized investment (losses) gains, net	(75,667)	134,390	(168,429)
Asset management fees	291,069	276,808	236,297
Investment gains (losses) on trading account assets supporting insurance liabilities, net	383,221	468,220	1,532,629
Other income	1,430	2,941	3,556

Total revenues	1,841,387	2,120,653	2,829,806

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	1,090,072	1,446,490	1,671,974
Policyholders’ benefits	70,714	64,716	67,840
Salaries and other employee expenses	169,749	181,508	175,463
Asset management fees	83,146	79,023	67,535
VOBA and other intangible assets amortization, net of interest	31,420	10,990	14,465
Other general and administrative expenses	266,323	225,431	214,341

Total general, administrative and other expenses	550,638	496,952	471,804

Total benefits and expenses	1,711,424	2,008,158	2,211,618

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	129,963	112,495	618,188
Income taxes:
Current	25,926	(46,059)	340
Deferred	(15,804)	47,819	181,562

Total income tax expense	10,122	1,760	181,902

INCOME FROM CONTINUING OPERATIONS	119,841	110,735	436,286
Income from discontinued operations, net of taxes	—	1,079	476

NET INCOME	$119,841	$111,814	$436,762

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Total Accumulated Other Comprehensive (Loss) Income	Total Stockholder’s Equity
Balance, December 31, 2008	$2,500	$1,820,326	$57,517	$(153,285)	$1,727,058
Dividend to Parent	—	—	(100,000)		(100,000)
Impact of adoption of guidance for other-than-temporary impairments of debt securities, net of taxes			23,290	(23,290)	—
Comprehensive income:
Net income:	—	—	436,762	—	436,762
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	48	48
Change in net unrealized investment gains	—	—	—	185,726	185,726

Other comprehensive income					185,774

Total comprehensive income					622,536

Balance, December 31, 2009	2,500	1,820,326	417,569	9,199	2,249,594
Dividend to Parent	—	—	(175,000)	—	(175,000)
Comprehensive income:
Net income	—	—	111,814	—	111,814
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	(28)	(28)
Change in net unrealized investment gains	—	—	—	59,614	59,614

Other comprehensive income					59,586

Total comprehensive income					171,400

Balance, December 31, 2010	2,500	1,820,326	354,383	68,785	2,245,994
Dividend to Parent	—	—	(375,000)	—	(375,000)
Sale of fixed maturities and commercial loans to Parent		18		(18)	—
Comprehensive income:
Net income	—	—	119,841	—	119,841
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	(25)	(25)
Change in net unrealized investment gains	—	—	—	40,851	40,851

Other comprehensive income					40,826

Total comprehensive income					160,667

Balance, December 31, 2011	$2,500	$1,820,344	$99,224	$109,593	$2,031,661

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$119,841	$111,814	$436,762
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains), net	75,667	(134,390)	168,429
Policy charges and fee income	(113,252)	(113,938)	(114,440)
Interest credited to policyholders’ account balances	1,090,072	1,446,490	1,671,974
Depreciation and amortization, including premiums and discounts	(21,648)	(52,666)	(45,734)
(Gains) losses on trading account assets supporting insurance liabilities, net	(382,884)	(468,470)	(1,532,730)
Other long-term investments	55,250	81,464	82,625
Change in:
Deferred policy acquisition costs	(4,838)	(16,868)	(10,769)
Future policy benefits and other insurance liabilities	(93,576)	(92,506)	(100,429)
Other trading account assets	7	(43)	(428)
Income taxes	21,280	2,165	181,740
Due to/from Parent and affiliates, net	20,345	7,481	506
Other, net	30,599	(41,299)	39,823

Cash flows from operating activities	796,863	729,234	777,329

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	287,051	408,320	357,391
Trading account assets supporting insurance liabilities and other trading account assets	20,986,007	37,816,254	37,162,642
Equity securities, available-for-sale	2,840	14,273	2,817
Commercial mortgage and other loans	970,211	916,369	580,169
Other long-term investments	18,687	59,982	63,284
Short-term investments	235,849	69,749	339,505
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(227,353)	(379,070)	(336,963)
Trading account assets supporting insurance liabilities and other trading account assets	(22,286,529)	(38,761,783)	(37,434,368)
Equity securities, available-for-sale	(1,070)	(1,310)	(2,898)
Commercial mortgage and other loans	(861,405)	(588,675)	(616,943)
Other long-term investments	(181,130)	(46,856)	(20,848)
Short-term investments	(244,333)	(91,979)	(345,386)
Other	2,002	4,397	(7,111)
Repayment of notes receivable	—	25,000	—

Cash flows used in investing activities	(1,299,173)	(555,329)	(258,709)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	5,590,828	4,861,361	5,413,376
Policyholders’ account withdrawals	(5,250,120)	(4,721,015)	(5,632,196)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	494,149	(140,010)	(34,608)
Cash dividend paid to Parent	(375,000)	(175,000)	(100,000)
Proceeds from the issuance of debt (maturities longer than 90 days)	—	—	4,600
Repayments of debt (maturities longer than 90 days)	—	(4,307)	(293)
Net change in financing arrangements (maturities of 90 days or less)	(184)	(195)	(120,370)

Cash flows from (used in) financing activities	459,673	(179,166)	(469,491)

Effect of foreign exchange rate changes on cash balances	(534)	—	—

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(43,171)	(5,261)	49,129
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	64,960	70,221	21,092

CASH AND CASH EQUIVALENTS, END OF YEAR	$21,789	$64,960	$70,221

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(11,157)	$174	$340

Interest paid	$—	$38	$30

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 11, 2012, the date these Consolidated Financial Statements were issued.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 11. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits; and provision for income taxes and valuation of deferred tax assets.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; other long-term investments including derivatives, joint ventures (other than operating joint ventures) and limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

“Fixed maturities, available-for-sale, at fair value” are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 12 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income.”

“Trading account assets supporting insurance liabilities, at fair value” include invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Equity securities, available-for-sale, at fair value” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, are included in “Accumulated other comprehensive income.” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans originated within the Company’s commercial mortgage operations include loans held for sale which are reported at the lower of cost or fair market value; loans held for investment which are reported at amortized cost net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage and other loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and other loan portfolios.

Loans backed by residential properties and other collateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and other loan portfolio segments consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment (losses) gains, net” includes changes in the allowance for losses. “Realized investment (losses) gains, net” also includes gains and losses on sales, certain restructurings, and foreclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When a commercial mortgage and other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Other long-term investments” consist of derivative financial instruments and the Company’s investments in joint ventures and limited partnerships.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 13, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded at fair value, within “Other long-term investments,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment (losses) gains, net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment (losses) gains, net.” The component of “Accumulated other comprehensive income” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment (losses) gains, net.” Gains and losses that were in “Accumulated other comprehensive income” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment (losses) gains, net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment (losses) gains, net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment (losses) gains, net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Joint venture and limited partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

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Notes to Consolidated Financial Statements

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income,” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use

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Notes to Consolidated Financial Statements

the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the foreign currency translation loss is not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income.”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

“Cash and cash equivalents” include cash on hand, amounts due from banks, certain money market investments and other debt instruments with original maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

“Reinsurance recoverables” and “reinsurance payables” primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. See Note 8 for additional information about these arrangements.

Income Taxes

The Company is incorporated in the filing of the Prudential Financial consolidated 2011 and 2010 federal income tax returns. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

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Notes to Consolidated Financial Statements

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized. See Note 9 for additional information regarding income taxes.

Valuation of Business Acquired

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “VOBA and other intangible assets amortization, net of interest.” The majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

See Note 6 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment on an annual basis as of December 31 of each year and more frequently if events occur or circumstances change that would indicate the potential for impairment is more likely than not.

Accounting guidance allows a qualitative assessment to determine if its goodwill is impaired. Factors such as macroeconomic conditions; industry and market considerations; cost factors; and others are used to assess the validity of the goodwill. If it is determined that the fair value is not more likely than not below its carrying value (equity required for a business to support its risk), the test is complete and no impairment is recorded. If this assertion cannot be made, a quantitative analysis must be performed. The Company may bypass the qualitative analysis and begin their impairment analysis with the quantitative calculation. This option is unconditional and the Company may resume performing the qualitative assessment in any subsequent period.

The quantitative analysis consists of two steps. Step 1 requires that the fair value of the Company be calculated and compared to the carrying value. If the fair value is greater than the carrying value, it is concluded there is no impairment and the analysis is complete. If the fair value is less than the carrying value, Step 2 of the process is completed to determine the amount of impairment, if any. Step 2 utilizes business combination acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company’s goodwill impairment loss, if any.

The Company elected to bypass the qualitative assessment and complete their impairment analysis using a discounted cash flow approach. The discounted cash flow approach calculates the value of a business by applying a discount rate reflecting the market expected weighted average rate of return to the projected future cash flows. These projected future cash flows were based on our internal forecasts, an expected growth rate and a terminal value. The weighted average rate of return, or WARR, represents the required rate of return on total capitalization. It is comprised of a required rate of return on equity of a company and the current tax-affected cost of debt, which are then weighted by the relative percentages of equity and debt assumed in the capital structure. To estimate the return on equity, we applied the Capital Asset Pricing Model, or CAPM. The CAPM is a generally accepted

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Notes to Consolidated Financial Statements

method for estimating an equity investor’s return requirement, and hence a company’s cost of equity capital. CAPM is determined by beginning with the long-term risk-free rate of return then applying adjustments that consider the equity risk premium required for large company common stock investments as well as company specific adjustments to address volatility, small company premiums and other risks particular to a specific company. The WARR calculation is applied to a group of companies considered peers of the Company to develop a weighted average rate of return for the peer group which is then used to estimate the market expected weighted average rate of return for the Company. This process resulted in a discount rate of 12% which was then applied to the expected future cash flows of the Company’s business to estimate its fair value.

After completion of Step 1 of the quantitative tests, it was determined that fair values exceeded the carrying values for the Company by 3% and it was concluded that there was no impairment as of December 31, 2011.

Estimating the fair value of the Company is a subjective process that involves the use of estimates and judgments. The Company’s business’ quantitative test is sensitive to a number of key assumptions. For example, a decline in its forecasted cash flows of 3%, an increase in the discount rate above 12.3%, or an increase in the equity required to support this business (representing the carrying value) of 3% could result in failing Step 1 of the quantitative test and therefore require a Step 2 assessment. Subsequent market declines or other events impacting the fair value of the underlying business, including discount rates, interest rates and growth rate assumptions or increases in the level of equity required to support these businesses, could result in goodwill impairment, resulting in a charge to income.

Other Assets and Other Liabilities

“Other assets” consist primarily of deferred policy acquisition costs, intangible assets related to the Union Bank of California, N.A. (“UBOC”), and the derivative asset associated with a reinsurance arrangement with an affiliated company. This automatic coinsurance reinsurance arrangement covers all significant risk under the features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This affiliated agreement covers the reinsurance of the guaranteed minimum withdrawal benefits (“GMWB”) feature of one of the Company’s products. This feature is considered to be an embedded derivative under authoritative guidance, and changes in the fair value of the derivatives are recognized through “Realized investment (losses) gains, net.”

“Other liabilities” consist primarily of general expense payables and contingent liabilities.

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance costs, as applicable.

Policy acquisition costs related to group annuity defined contribution and defined benefit contracts are deferred and amortized over the expected life of the contracts (approximately 20 years) in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Other general and administrative expenses” in the period such estimated gross profits are revised.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized

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Notes to Consolidated Financial Statements

DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of the existing property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

Separate Account Assets and Liabilities

“Separate account assets” are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. “Separate account liabilities” primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate accounts accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration, and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Future Policy Benefits

“Future policy benefits” are primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee withdrawal benefits related to one of the Company’s products, which is discussed in Note 7.

Policyholders’ Account Balances

“Policyholders’ account balances” represent the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance. See Note 7 for additional information regarding policyholders’ account balances.

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are due as discussed in Future Policy Benefits above.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration and other charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Adoption of New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value is less than its carrying value. If an entity determines it is not more likely than not that the fair value is less than its carrying value, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the entity and comparing the fair value with the carrying value. If the carrying value exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first annual reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the annual reporting period ending December 31, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for annual reporting periods beginning after December 15, 2010. The Company adopted the guidance

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Notes to Consolidated Financial Statements

effective for annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 12.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 4.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2011, the FASB issued updated guidance clarifying the accounting for when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This new guidance is effective for annual reporting periods beginning on or after June 15, 2012, and should be applied prospectively. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

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Notes to Consolidated Financial Statements

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, “Deferred policy acquisition costs” will be reduced with a corresponding reduction, net of taxes, to “Retained earnings” (and “Total stockholder’s equity”), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce “Deferred policy acquisition costs” by approximately $70 million to $80 million, and reduce “Total stockholder’s equity” by approximately $45 million to $50 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3.	DISCONTINUED OPERATIONS

Income from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Real estate investments sold or held for sale (1)	$—	$1,660	$743
Income tax expense	—	(581)	(267)

Income from discontinued operations, net of taxes	$—	$1,079	$476

The Company’s Consolidated Statements of Financial Position include no assets or liabilities related to discontinued businesses at December 31, 2011 and 2010.

(1)	In 2010, the Company recorded income of $1,660 thousand mainly from title reimbursement and return of escrow from one property sold in 2009. In 2009, the Company recorded a $743 thousand gain on the release of escrow funds, from a property sold in 2007.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$33,840	$9,775	$—	$43,615	$—
Obligations of U.S. states and their political subdivisions	8,761	721	—	9,482	—
Foreign government bonds	50,134	7,583	—	57,717	—
Corporate securities	1,520,852	166,432	6,141	1,681,143	(200)
Asset-backed securities(1)	139,144	3,703	26,656	116,191	(15,865)
Commercial mortgage-backed securities	350,548	25,030	6,272	369,306	—
Residential mortgage-backed securities(2)	138,230	8,400	141	146,489	—

Total fixed maturities, available-for-sale	$2,241,509	$221,644	$39,210	$2,423,943	$(16,065)

Equity securities, available-for-sale	$1,581	$30	$284	$1,327

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income,” or “AOCI,” which were not included in earnings. Amount excludes $4,084 thousand of net unrealized losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32,573	$2,622	$2	$35,193	$—
Obligations of U.S. states and their political subdivisions	4,386	45	77	4,354	—
Foreign government bonds	31,143	3,801	—	34,944	—
Corporate securities	1,561,475	107,069	8,505	1,660,039	21
Asset-backed securities(1)	158,698	4,838	21,087	142,449	(17,480)
Commercial mortgage-backed securities	356,145	20,023	7,737	368,431	—
Residential mortgage-backed securities(2)	133,446	5,350	327	138,469	—

Total fixed maturities, available-for-sale	$2,277,866	$143,748	$37,735	$2,383,879	$(17,459)

Equity securities, available-for-sale	$5,502	$488	$2,322	$3,668

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income,” or “AOCI,” which were not included in earnings. Amount excludes $4,379 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$67,582	$69,927
Due after one year through five years	621,512	662,415
Due after five years through ten years	510,764	566,029
Due after ten years	413,729	493,586
Asset-backed securities	139,144	116,191
Commercial mortgage-backed securities	350,548	369,306
Residential mortgage-backed securities	138,230	146,489

Total	$2,241,509	$2,423,943

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales	$59,174	$217,224	$162,019
Proceeds from maturities/repayments	214,920	201,077	195,059
Gross investment gains from sales, prepayments, and maturities	6,288	14,361	5,884
Gross investment losses from sales and maturities	(555)	(859)	(8,195)

Equity securities, available-for-sale:
Proceeds from sales	$2,840	$14,273	$—
Gross investment gains from sales	971	255	—
Gross investment losses from sales	(40)	(1,120)	(2,194)

Fixed maturity and equity security impairments:
Writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(2,607)	$(1,296)	$(22,934)
Writedowns for impairments on equity securities	(3,081)	—	(390)

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss)” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and the amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year ended December 31, 2011	Year ended December 31, 2010
	(in thousands)
Balance, beginning of period	$10,923	$23,381
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,736)	(6,316)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	—	(3,402)
Credit loss impairments recognized in the current period on securities not previously impaired	746	73
Additional credit loss impairments recognized in the current period on securities previously impaired	573	623
Increases due to the passage of time on previously recorded credit losses	34	1,806
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(5,389)	(5,242)

Balance, end of period	$5,151	$10,923

(1)	Represents circumstances where the Company determined in the current year that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Short-term investments and cash equivalents	$951,441	$951,441	$697,063	$697,063
Fixed maturities:
U.S. government authorities and agencies and obligations of U. S. states	320,459	360,312	366,557	359,936
Foreign government bonds	100,105	106,434	96,603	100,802
Corporate securities	10,123,152	10,861,094	9,472,164	10,005,948
Asset-backed securities(1)	1,504,251	1,367,035	1,157,636	1,030,074
Commercial mortgage-backed securities	2,156,532	2,246,666	2,352,003	2,406,909
Residential mortgage-backed securities(2)	1,785,633	1,844,019	1,350,311	1,362,916

Total fixed maturities	15,990,132	16,785,560	14,795,274	15,266,585
Equity securities	17,000	11,642	89,594	73,417

Total trading account assets supporting insurance liabilities	$16,958,573	$17,748,643	$15,581,931	$16,037,065

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment gains (losses) on trading account assets supporting insurance liabilities, net” was $334,936 thousand, $372,770 thousand and $1,562,718 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

Other Trading Account Assets

This table sets forth the composition of the “Other trading account assets” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Asset-backed securities	$3,016	$3,127	$2,921	$3,135

Total other trading account assets	$3,016	$3,127	$2,921	$3,135

The net change in unrealized (losses) gains from other trading account assets still held at period end, recorded within “Other income” was $(103) thousand, $(48) thousand and $355 thousand during the years ended December 31, 2011, 2010 and 2009, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans which are all collateralized, are comprised as follows at December 31:

	2011		2010
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Office buildings	$569,095	14%	$627,801	15%
Retail stores	1,103,500	26%	1,252,434	29%
Apartments/Multi-Family	460,772	11%	446,347	10%
Industrial buildings	994,784	24%	917,805	21%
Agricultural properties	236,721	5%	197,010	5%
Hospitality	302,998	7%	280,878	6%
Other	541,408	13%	601,271	14%

Total collateralized loans	4,209,278	100%	4,323,546	100%

Valuation allowance	(38,930)		(49,631)

Total net commercial mortgage and other loans	$4,170,348		$4,273,915

The commercial mortgage and other loans are geographically dispersed throughout the United States primarily, with the largest concentrations in California (26%), Texas (9%), New York (7%), and Florida (7%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for losses, beginning of year	$48,724	$907	$49,631
Addition to / (release of) allowance for losses	(10,503)	(198)	(10,701)

Total ending balance	$38,221	$709	$38,930

	2010
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for losses, beginning of year	$61,013	$—	$61,013
Addition to / (release of) allowance for losses	(12,289)	907	(11,382)

Total ending balance	$48,724	$907	$49,631

	2009
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for losses, beginning of year	$18,280	$—	$18,280
Addition to / (release of) allowance for losses	42,733	—	42,733

Total ending balance	$61,013	$—	$61,013

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31:

	2011			2010
	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)			(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$15,948	$—	$15,948	$30,211	$—	$30,211
Ending balance: collectively evaluated for impairment	22,273	709	22,982	18,513	907	19,420
Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$38,221	$709	$38,930	$48,724	$907	$49,631

Recorded Investment (1):
Ending balance gross of reserves: individually evaluated for impairment	$67,313	$—	$67,313	$106,652	$—	$106,652
Ending balance gross of reserves: collectively evaluated for impairment	3,905,244	236,721	4,141,965	4,019,884	197,010	4,216,894
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$3,972,557	$236,721	$4,209,278	$4,126,536	$197,010	$4,323,546

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31 are as follows:

Impaired Commercial Mortgage and Other Loans

	2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in thousands)
With an allowance recorded:
Commercial mortgage and other loans:
Industrial	$17,132	$17,132	$1,127	$3,426	$714
Retail	—	—	—	24,969	—
Office	—	—	—	—	—
Apartments/Multi-Family	17,793	17,768	2,111	10,670	580
Hospitality	26,372	26,372	12,337	47,099	135
Other Commercial	6,016	6,011	372	7,201	382
Other	—	—	—	—	—

Total commercial mortgage and other loans	$67,313	$67,283	$15,947	$93,365	$1,811

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized reflects the related year-to-date income, regardless of the impairment timing.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Impaired Commercial Mortgage and Other Loans

	2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance
	(in thousands)
With an allowance recorded:
Commercial mortgage and other loans:
Industrial	$—	$—	$—
Retail	41,861	41,861	6,937
Office	—	—	—
Apartments/Multi-Family	—	—	—
Hospitality	55,738	55,738	22,674
Other Commercial	9,053	9,053	600
Other	—	—	—

Total commercial mortgage and other loans	$106,652	$106,652	$30,211

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $93,365 thousand at December 31, 2011. Net investment income recognized on these loans totaled $1,811 thousand for the year ended December 31, 2011. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The net carrying value of commercial loans held for sale by the Company as of December 31, 2011 and December 31, 2010 was $4,170,348 thousand and $4,273,915 thousand, respectively. In all of these transactions, the Company pre-arranges that it will sell the loan to an investor. As of December 31, 2011 and 2010, all of the Company’s commercial loans held for sale were collateralized, with collateral primarily consisting of office buildings, retail properties, apartment complexes and industrial buildings.

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans - Industrial buildings

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$108,464	$55,927	$20,978	$31,276	$6,818	$5,420	$228,883
50%-59.99%	1,000	47,405	50,882	56,513	3,122	—	158,922
60%-69.99%	124,881	41,307	84,199	21,568	94,225	—	366,180
70%-79.99%	47,626	—	4,750	55,475	50,046	17,132	175,029
80%-89.99%	—	—	—	37,000	17,011	8,139	62,150
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	3,620	3,620

Total Industrial	$281,971	$144,639	$160,809	$201,832	$171,222	$34,311	$994,784

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial mortgage loans - Retail

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$252,983	$51,688	$151,218	$836	$—	$800	$457,525
50%-59.99%	—	64,051	93,755	—	—	—	157,806
60%-69.99%	110,400	64,451	60,351	45,422	1,864	—	282,488
70%-79.99%	—	—	32,445	168,528	—	—	200,973
80%-89.99%	—	—	—	—	—	172	172
90%-100%	—	—	—	—	—	4,536	4,536
Greater than 100%	—	—	—	—	—	—	—

Total Retail	$363,383	$180,190	$337,769	$214,786	$1,864	$5,508	$1,103,500

Commercial mortgage loans – Office
	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$126,047	$90,051	$12,257	$20,036	$—	$—	$248,391
50%-59.99%	3,000	43,879	1,095	3,894	—	9,685	61,553
60%-69.99%	119,350	—	—	69,244	44,167	—	232,761
70%-79.99%	—	—	9,667	—	—	—	9,667
80%-89.99%	—	—	—	3,000	9,045	4,678	16,723
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Office	$248,397	$133,930	$23,019	$96,174	$53,212	$14,363	$569,095

Commercial mortgage loans - Apartments/Multi-Family
	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$8,238	$—	$8,365	$12,262	$4,590	$3,043	$36,498
50%-59.99%	—	—	—	—	—	5,937	5,937
60%-69.99%	57,970	—	25,935	43,040	1,117	20,328	148,390
70%-79.99%	40,000	1,000	4,299	89,544	—	—	134,843
80%-89.99%	—	—	—	—	—	41,760	41,760
90%-100%	—	—	—	—	—	34,980	34,980
Greater than 100%	—	—	—	—	—	58,364	58,364

Total Apartments/Multi-Family	$106,208	$1,000	$38,599	$144,846	$5,707	$164,412	$460,772

Commercial mortgage loans - Hospitality
	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$38,156	$19,533	$—	$87,747	$—	$—	$145,436
50%-59.99%	2,800	—	—	9,360	—	—	12,160
60%-69.99%	—	—	—	94,776	—	—	94,776
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	14,265	—	—	14,265
90%-100%	—	—	—	—	9,989	—	9,989
Greater than 100%	—	—	—	—	—	26,372	26,372

Total Hospitality	$40,956	$19,533	$—	$206,148	$9,989	$26,372	$302,998

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial mortgage loans - Other

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$84,377	$13,475	$—	$—	$—	$—	$97,852
50%-59.99%	10,831	111,337	—	6,736	—	—	128,904
60%-69.99%	95,286	1,350	—	13,879	48,491	—	159,006
70%-79.99%	130,149	—	9,745	9,736	—	—	149,630
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	6,016	—	—	—	—	6,016
Greater than 100%	—	—	—	—	—	—	—

Total Other	$320,643	$132,178	$9,745	$30,351	$48,491	$—	$541,408

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$43,545	$13,910	$58,424	$33,068	$1,680	$—	$150,627
50%-59.99%	17,003	17,709	—	3,882	—	—	38,594
60%-69.99%	36,145	—	11,355	—	—	—	47,500
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural	$96,693	$31,619	$69,779	$36,950	$1,680	$—	$236,721

Commercial mortgage and agricultural property loans
	Debt Service Coverage Ratio - December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$661,810	$244,584	$251,242	$185,225	$13,088	$9,263	$1,365,212
50%-59.99%	34,634	284,381	145,732	80,385	3,122	15,622	563,876
60%-69.99%	544,032	107,108	181,840	287,929	189,864	20,328	1,331,101
70%-79.99%	217,775	1,000	60,906	323,283	50,046	17,132	670,142
80%-89.99%	—	—	—	54,265	26,056	54,749	135,070
90%-100%	—	6,016	—	—	9,989	39,516	55,521
Greater than 100%	—	—	—	—	—	88,356	88,356

Total Commercial Mortgage and Agricultural Loans	$1,458,251	$643,089	$639,720	$931,087	$292,165	$244,966	$4,209,278

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans - Industrial buildings

	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$144,056	$38,332	$4,573	$49,209	$—	$—	$236,170
50%-59.99%	56,700	—	73,703	8,723	—	—	139,126
60%-69.99%	44,650	14,600	97,799	7,783	49,355	—	214,187
70%-79.99%	—	44,750	70,896	9,373	47,510	17,568	190,097
80%-89.99%	—	—	16,800	52,348	—	42,432	111,580
90%-100%	—	—	—	—	23,025	—	23,025
Greater than 100%	—	—	—	—	—	3,620	3,620

Total Industrial	$245,406	$97,682	$263,771	$127,436	$119,890	$63,620	$917,805

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial mortgage loans - Retail

	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$177,260	$120,404	$137,392	$1,598	$—	$—	$436,654
50%-59.99%	72,411	70,177	64,242	13,795	126,065	1,200	347,890
60%-69.99%	37,394	—	43,831	57,915	—	—	139,140
70%-79.99%	—	—	50,000	182,483	1,918	—	234,401
80%-89.99%	—	—	—	—	44,849	—	44,849
90%-100%	—	—	—	—	2,804	1,422	4,226
Greater than 100%	—	—	—	—	41,861	3,413	45,274

Total Retail	$287,065	$190,581	$295,465	$255,791	$217,497	$6,035	$1,252,434

Commercial mortgage loans - Office
	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$234,996	$11,290	$24,603	$44,324	$—	$—	$315,213
50%-59.99%	—	50,429	22,941	38,500	23,136	—	135,006
60%-69.99%	31,514	35,635	5,186	18,544	—	45,583	136,462
70%-79.99%	—	—	9,810	13,842	—	—	23,652
80%-89.99%	—	—	—	3,000	—	—	3,000
90%-100%	—	—	—	—	—	14,468	14,468
Greater than 100%	—	—	—	—	—	—	—

Total Office	$266,510	$97,354	$62,540	$118,210	$23,136	$60,051	$627,801

Commercial mortgage loans - Apartments/Multi-Family
	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$8,432	$—	$6,104	$—	$5,146	$3,095	$22,777
50%-59.99%	—	—	7,361	8,299	4,806	—	20,466
60%-69.99%	—	—	14,277	25,000	10,227	6,660	56,164
70%-79.99%	8,810	3,200	—	85,814	—	11,799	109,623
80%-89.99%	—	—	44,324	—	4,587	24,306	73,217
90%-100%	—	—	—	—	—	29,500	29,500
Greater than 100%	—	—	—	—	—	134,600	134,600

Total Apartments/Multi-Family	$17,242	$3,200	$72,066	$119,113	$24,766	$209,960	$446,347

Commercial mortgage loans - Hospitality
	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$33,018	$—	$19,777	$92,029	$—	$—	$144,824
50%-59.99%	5,750	—	—	—	—	—	5,750
60%-69.99%	—	—	2,849	52,680	—	—	55,529
70%-79.99%	—	—	—	19,037	—	—	19,037
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	17,312	—	38,426	55,738

Total Hospitality	$38,768	$—	$22,626	$181,058	$—	$38,426	$280,878

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial mortgage loans - Other

	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$124,963	$—	$—	$—	$—	$—	$124,963
50%-59.99%	—	—	13,874	—	—	—	13,874
60%-69.99%	40,714	112,773	—	66,434	50,264	—	270,185
70%-79.99%	—	66,831	—	9,901	—	—	76,732
80%-89.99%	68,952	—	—	9,470	—	—	78,422
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	4,666	32,429	37,095

Total Other	$234,629	$179,604	$13,874	$85,805	$54,930	$32,429	$601,271

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$49,006	$7,334	$21,093	$51,187	$5,329	$—	$133,949
50%-59.99%	400	17,776	3,271	3,724	—	—	25,171
60%-69.99%	37,890	—	—	—	—	—	37,890
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural	$87,296	$25,110	$24,364	$54,911	$5,329	$—	$197,010

Commercial mortgage and agricultural property loans
	Debt Service Coverage Ratio - December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in thousands)
Loan-to-Value Ratio
0%-49.99%	$771,731	$177,360	$213,542	$238,347	$10,475	$3,095	$1,414,550
50%-59.99%	135,261	138,382	185,392	73,041	154,007	1,200	687,283
60%-69.99%	192,162	163,008	163,942	228,356	109,846	52,243	909,557
70%-79.99%	8,810	114,781	130,706	320,450	49,428	29,367	653,542
80%-89.99%	68,952	—	61,124	64,818	49,436	66,738	311,068
90%-100%	—	—	—	—	25,829	45,390	71,219
Greater than 100%	—	—	—	17,312	46,527	212,488	276,327

Total Commercial Mortgage and Agricultural Loans	$1,176,916	$593,531	$754,706	$942,324	$445,548	$410,521	$4,323,546

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans
	(in thousands)
Commercial mortgage loans:
Industrial	$994,784	$—	$—	$—	$—	$—	$994,784
Retail	1,103,500	—	—	—	—	—	1,103,500
Office	569,095	—	—	—	—	—	569,095
Apartments/Multi-Family	442,979	—	—	—	17,793	17,793	460,772
Hospitality	302,998	—	—	—	—	—	302,998
Other	536,802	—	—	—	4,606	4,606	541,408

Total commercial mortgage loans	$3,950,158	$—	$—	$—	$22,399	$22,399	$3,972,557

Agricultural Property Loans	$236,721	$—	$—	$—	$—	$—	$236,721
Residential Property Loans	—	—	—	—	—	—	—
Other Collateralized Loans	—	—	—	—	—	—	—
Uncollateralized Loans	—	—	—	—	—	—	—

Total	$4,186,879	$—	$—	$—	$22,399	$22,399	$4,209,278

	As of December 31, 2010
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans
	(in thousands)
Commercial mortgage loans:
Industrial	$917,805	$—	$—	$—	$—	$—	$917,805
Retail	1,251,202	1,232	—	—	—	1,232	1,252,434
Office	627,801	—	—	—	—	—	627,801
Apartments/Multi-Family	446,347	—	—	—	—	—	446,347
Hospitality	270,138	10,740	—	—	—	10,740	280,878
Other	592,218	—	—	—	9,053	9,053	601,271

Total commercial mortgage loans	$4,105,511	$11,972	$—	$—	$9,053	$21,025	$4,126,536

Agricultural Property Loans	$197,010	$—	$—	$—	$—	$—	$197,010
Residential Property Loans	—	—	—	—	—	—	—
Other Collateralized Loans	—	—	—	—	—	—	—
Uncollateralized Loans	—	—	—	—	—	—	—

Total	$4,302,521	$11,972	$—	$—	$9,053	$21,025	$4,323,546

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status as of the dates indicated, based upon the recorded investment gross of allowance for credit losses:

	December 31, 2011	December 31, 2010
	(in thousands)	(in thousands)
Commercial Mortgage and Other Loans:
Industrial	$17,132	$—
Retail	—	41,861
Office	—	—
Apartments/Multi-Family	17,793	—
Hospitality	40,638	55,738
Other Commercial	10,621	9,053
Other	—	—

Total Commercial Mortgage and Other Loans	$86,184	$106,652

In 2011, commercial mortgage and other loans acquired and sold were zero and $15,991 thousand, respectively. Commercial mortgage and other loans sold are reported at book value.

The following tables provide information about commercial mortgage and other loans involved in a troubled debt restructuring as of the dates indicated. The pre-modification outstanding recorded investment has been adjusted for any partial payoffs, and the table excludes troubled debt restructurings where we have received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

	December 31, 2011
	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(in thousands)
Commercial mortgage loans:
Industrial	$—	$—
Retail	41,196	32,500
Office	—	—
Apartments/Multi-Family	—	—
Hospitality	27,942	24,242
Other	8,982	6,228

Total commercial mortgage loans	78,120	62,970

Agricultural property loans	—	—
Residential property loans	—	—
Other collateralized loans	—	—
Uncollateralized loans	—	—

Total	$78,120	$62,970

The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was zero as of December 31, 2011.

As of December 31, 2011, the Company committed to fund $290 thousand to borrowers that have been involved in a troubled debt restructuring.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Joint ventures and limited partnerships:
Real estate related	$38,774	$38,017
Non real estate related	88,216	78,111

Total joint ventures and limited partnerships	126,990	116,128

Derivatives and other	153,682	141,829

Total other long-term investments	$280,672	$257,957

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale	$134,198	$139,695	$147,517
Equity securities, available-for-sale	92	983	1,388
Trading account assets	741,876	723,815	720,236
Commercial mortgage and other loans	262,304	290,018	273,294
Short-term investments and cash equivalents	194	751	404
Other long-term investments	12,946	3,848	4,597

Gross investment income	1,151,610	1,159,110	1,147,436
Less: investment expenses	(51,090)	(47,990)	(44,467)

Net investment income	$1,100,520	$1,111,120	$1,102,969

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $2,397 thousand and zero, respectively, as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale	$3,126	$12,206	$(25,245)
Equity securities, available-for-sale	(2,150)	(865)	(2,584)
Commercial mortgage and other loans	8,119	7,429	(46,377)
Joint ventures and limited partnerships	—	2	(3,781)
Derivatives	(84,763)	115,618	(90,442)
Other	1	—	—

Realized investment (losses) gains, net	$(75,667)	$134,390	$(168,429)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income,” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Accumulated other comprehensive income” in earlier periods. The amounts for the periods indicated below, split between

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized (Losses) Gains on Investments	Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive (Loss) Income Related To Net Unrealized Investment (Losses) Gains
	(in thousands)
Balance, December 31, 2008	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(38,752)	—	14,275	(24,477)
Net Investment gains (losses) on investments arising during the period	(7,551)	—	2,718	(4,833)
Reclassification adjustment for (gains) losses included in net income	40,757	—	(14,672)	26,085
Reclassification adjustment for OTTI losses excluded from net income (1)	(9,582)	—	3,450	(6,132)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2009	$(15,128)	$—	$5,771	$(9,357)
Net Investment gains (losses) on investments arising during the period	6,714	—	(2,350)	4,364
Reclassification adjustment for (gains) losses included in net income	(4,679)	—	1,638	(3,041)
Reclassification adjustment for OTTI losses excluded from net income (1)	12	—	(4)	8
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2010	$(13,081)	$—	$5,055	$(8,026)
Net Investment gains (losses) on investments arising during the period	(1,235)	—	432	(803)
Reclassification adjustment for (gains) losses included in net income	(5,629)	—	1,970	(3,659)
Reclassification adjustment for OTTI losses excluded from net income (1)	(204)	—	71	(133)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2011	$(20,149)	$—	$7,528	$(12,621)

(1)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

All Other Net Unrealized Investments Gains and Losses in AOCI

	Net Unrealized (Losses) Gains on Investments (1)	Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive (Loss) Income Related To Net Unrealized Investment (Losses) Gains
	(in thousands)
Balance, December 31, 2008	$(239,893)	$67	$86,507	$(153,319)
Cumulative impact of the adoption of new authoritative on January 1, 2009	1,880	—	(693)	1,187
Net Investment gains (losses) on investments arising during the period	269,688	—	(97,087)	172,601
Reclassification adjustment for (gains) losses included in net income	(12,929)	—	4,654	(8,275)
Reclassification adjustment for OTTI losses excluded from net income (2)	9,582	—	(3,449)	6,133
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	231	(84)	147

Balance, December 31, 2009	$28,328	$298	$(10,152)	$18,474
Net Investment gains (losses) on investments arising during the period	96,790	—	(33,877)	62,913
Reclassification adjustment for (gains) losses included in net income	(6,661)	—	2,331	(4,330)
Reclassification adjustment for OTTI losses excluded from net income (2)	(12)	—	4	(8)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	(451)	158	(293)

Balance, December 31, 2010	$118,445	$(153)	$(41,536)	$76,756
Net Investment gains (losses) on investments arising during the period	79,727	—	(27,905)	51,822
Reclassification adjustment for (gains) losses included in net income	4,653	—	(1,628)	3,025
Reclassification adjustment for OTTI losses excluded from net income (2)	204	—	(71)	133
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	376	(132)	244

Balance, December 31, 2011	$203,029	$223	$(71,272)	$131,980

(1)	Includes cash flow hedges. See Note 13 for information on cash flow hedges.
(2)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	At December 31,
	2011	2010	2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(20,149)	$(13,081)	$(15,128)
Fixed maturity securities, available-for-sale - all other	202,583	119,094	28,728
Equity securities, available-for-sale	(254)	(1,834)	(570)
Derivatives designated as cash flow hedges (1)	174	98	(270)
Joint ventures and limited partnerships	526	1,087	440

Net unrealized gains (losses) on investments	$182,880	$105,364	$13,200

(1)	See Note 13 for more information on cash flow hedges.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities, Available-for-Sale

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$—	$—	$—	$—	$—
Obligations of U.S. states and their political subdivisions	—	—	—	—	—	—
Foreign government bonds	—	—	—	—	—	—
Corporate securities	78,913	4,544	21,212	1,597	100,125	6,141
Asset-backed securities	11,534	174	60,623	26,482	72,157	26,656
Commercial mortgage-backed securities	1,681	3	20,469	6,269	22,150	6,272
Residential mortgage-backed securities	—	—	782	141	782	141

Total	$92,128	$4,721	$103,086	$34,489	$195,214	$39,210

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$508	$2	$—	$—	$508	$2
Obligations of U.S. states and their political subdivisions	3,923	77	—	—	3,923	77
Foreign government bonds	—	—	—	—	—	—
Corporate securities	112,757	2,974	47,374	5,531	160,131	8,505
Asset-backed securities	9,588	66	66,156	21,021	75,744	21,087
Commercial mortgage-backed securities	24,216	627	18,855	7,110	43,071	7,737
Residential mortgage-backed securities	9,616	232	1,061	95	10,677	327

Total	$160,608	$3,978	$133,446	$33,757	$294,054	$37,735

The gross unrealized losses at December 31, 2011 and 2010 are composed of $31,749 thousand and $32,911 thousand related to high or highest quality securities based on National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $7,461 thousand and $4,824 thousand related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2011, $31,256 thousand of the gross unrealized losses represented declines in value of greater than 20%, $711 thousand of which had been in that position for less than six months, as compared to $27,550 thousand at December 31, 2010 that represented declines in value of greater than 20%, $42 thousand of which had been in that position for less than six months. At December 31, 2011, the $34,489 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in the public utilities, finance and energy sectors of the Company’s corporate securities. At December 31, 2010, the $33,757 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in the energy, manufacturing and service sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 or 2010, respectively. The conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities, Available-for-Sale

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available-for-sale	$816	$284	$—	$—	$816	$284

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available-for-sale	$2,341	$2,322	$—	$—	$2,341	$2,322

At December 31, 2011, $282 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2010, $2,322 thousand of the gross unrealized losses represented declines of greater than 20%, $2,218 thousand of which had been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized position for twelve months or more as of December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and 2010.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturities, available-for-sale	$20,867	$8,315
Trading account assets supporting insurance liabilities	737,542	275,913

Total securities pledged	$758,409	$284,228

The carrying amount of the associated liabilities supported by the pledged collateral was $783,174 thousand and $289,025 thousand at December 31, 2011 and 2010, respectively. These amounts were included in “Cash collateral for loaned securities.”

Assets of $7,034 thousand and $6,810 thousand at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $10,251 thousand at December 31, 2011 and 2010, respectively. This amount represents member stock associated with membership in the Federal Home Loan Bank of Boston (“FHLBB”). The Company pledges securities to the FHLBB; the carrying amount was zero and $4,289 thousand at December 31, 2011 and 2010, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a market value of $7,944 thousand and $9,183 thousand and unpaid principal amount of $14,039 thousand and $15,834 thousand at December 31, 2011 and 2010, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a market value of $(3,312) thousand and $(6,016) thousand at December 31, 2011 and 2010, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2011 and 2010 are $4,700 thousand and $3,242 thousand, respectively.

5.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in “Other assets”, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$148,543	$131,675	$120,906
Capitalization of commissions, sales and other acquisition expenses	21,216	25,515	22,388
Amortization, net of interest	(16,377)	(8,647)	(11,619)

Balance, end of year	$153,382	$148,543	$131,675

6.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$277,421	$284,663	$296,404
Amortization (1)	(43,490)	(24,845)	(28,981)
Interest (2)	16,607	17,603	17,240

Balance, end of year	$250,538	$277,421	$284,663

(1)	The weighted average remaining expected life for VOBA amortization is approximately 16 years.
(2)	The interest accrual rate was 7.1%, 7.0% and 6.9% for 2011, 2010 and 2009, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in thousands)
2012	$5,096
2013	3,309
2014	2,799
2015	2,444
2016	2,358
2017 and thereafter	234,532

Total	$250,538

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

As discussed in further detail in Note 2, the Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. There were no impairments recorded in 2011, 2010 or 2009.

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets.” Other intangible assets at December 31 consist of:

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)
Associated with UBOC acquisition	$100,400	$(11,356)	$89,044	$100,400	$(6,819)	$93,581

Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 25 years. Amortization expense for the other intangibles currently owned by the Company is expected to be as follows:

Total Other Intangible Amortization
(in thousands)
2012	$5,024
2013	5,262
2014	5,307
2015	5,296
2016	5,241
2017 and thereafter	62,914

Total	$89,044

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

7.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2011	2010
	(in thousands)
Group and individual annuities	$1,131,325	$1,210,182
Other contract liabilities	13,446	(14,512)

Total future policy benefits	$1,144,771	$1,195,670

Future policy benefits for group and individual annuities are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. No premium deficiency reserves have been recorded. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 3.13% to 10.00%; less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed withdrawal benefit for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For most of the variable annuity contracts, the protected value under the contract is the greater of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage (which can be zero for certain participants). Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment (losses) gains, net.” The interest rates used in the determination of present values range from 1.39% to 5.19%; none of the reserves are based on an interest rate in excess of 8.00%. The fair value of the embedded derivative resulted in a liability and asset at December 31, 2011 and 2010, respectively. As disclosed in Note 2, the Company entered into a transaction with an affiliated company which is accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves at December 31, 2011 and 2010. See Note 11 for additional information.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2011	2010
	(in thousands)
Group annuities	$21,687,416	$20,283,286
Guaranteed investment contracts and guaranteed interest accounts	3,091	90,069

Policyholders’ account balances	$21,690,507	$20,373,355

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 1.75% to 7.60%; none of the policyholders’ account balances have allocated interest rates in excess of 8.00%.

8.	REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without assumption.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company entered into an automatic coinsurance agreement with an affiliate as part of its risk management and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed withdrawal benefit associated with certain of the Company’s products. See Note 11 for additional information.

In 2011, the Company entered into reinsurance agreements with Rothesay Life Limited and Axia Insurance, Ltd, to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Direct premiums	$79	$—	$—
Reinsurance assumed	17,415	133	730
Reinsurance ceded	—	—	—

Premiums	$17,494	$133	$730

Direct policy charges and fees	$123,312	$127,039	$122,043
Reinsurance assumed	8	2	11
Reinsurance ceded	—	—	—

Policy charges and fees	$123,320	$127,041	$122,054

Direct policyholders’ benefits	$6,414	$2,281	$2,091
Reinsurance assumed	64,300	62,293	65,889
Reinsurance ceded	—	142	(140)

Policyholders’ benefits	$70,714	$64,716	$67,840

9.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense (benefit)
U.S.	$25,539	$(46,233)	$—
State and local	—	—	—
Foreign	387	174	340

Total	25,926	(46,059)	340

Deferred tax expense (benefit)
U.S.	(15,804)	49,620	173,420
State and local	—	(1,801)	8,142

Total	(15,804)	47,819	181,562

Income tax expense (benefit) on continuing operations	$10,122	$1,760	$181,902
Income tax expense on discontinued operations	—	581	267
Income tax expense reported in stockholder’s equity related to:
Other comprehensive income	21,974	32,084	90,915
Cumulative effect of changes in accounting principles	—	—	13,583

Total income tax expense (benefit)	$32,096	$34,425	$286,667

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax expense	$45,487	$39,373	$216,366
Non-taxable investment income	(28,337)	(30,202)	(33,193)
State and local taxes	—	(1,171)	5,292
Foreign tax credit	(7,166)	(6,560)	(7,081)
Other	138	320	518

Total income tax expense on continuing operations	$10,122	$1,760	$181,902

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$431,995	$331,881
Other deferred tax assets	2,650	—

Deferred tax assets	434,645	331,881

Deferred tax liabilities
Investments	211,704	114,251
Net unrealized investment gains	63,647	36,543
Deferred policy acquisition costs and other intangibles	177,782	186,430
Other deferred tax liabilities	—	6,975

Deferred tax liabilities	453,133	344,199

Net deferred tax liability	$(18,488)	$(12,318)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of valuation allowances, will be realized. No valuation allowances were recorded in 2011 or 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. The addition of a valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2011 and 2010, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

At December 31, 2011 and 2010, the Company had no unrecognized tax benefits. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2011 and 2010, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

For tax years 2010 and 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.	STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (surplus of $1,079,377 thousand as of December 31, 2011) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($230,978 thousand as of December 31, 2011), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($212,753 thousand as of December 31, 2011) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital gains of $110,985 thousand as of December 31, 2011). Based on the December 31, 2011 calculation, there is capacity to pay $185,006 thousand in dividend without prior approval in 2012. The Company paid dividends of $375,000 thousand, $175,000 thousand and $100,000 thousand to its Parent during the years ended December 31, 2011, 2010 and 2009, respectively.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $168,446 thousand, $277,267 thousand and $107,045 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of the Company amounted to $1,079,377 thousand and $1,278,837 thousand at December 31, 2011 and 2010, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

11.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services to the Company. The related charges to the Company were $392,321 thousand, $378,174 thousand and $391,689 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010 the outstanding balances due to Prudential Insurance were $88,471 thousand and $74,151 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $664 thousand, $567 thousand and $671 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010 the outstanding balances due to Prudential Insurance were $57 thousand and $47 thousand, respectively.

The Company has an investment management agreement with Prudential Investment Management, Inc. (“PIM”) approved August 6, 2004 by the CT DOI. PIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $51,211 thousand, $48,308 thousand and $45,428 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010 the outstanding balances due to PIM were $4,604 thousand and $3,164 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $148,392 thousand and $139,909 thousand at December 31, 2011 and 2010, respectively. Related party net derivative liabilities were zero at December 31, 2011 and 2010.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $719 thousand, $1,020 thousand and $1,089 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $8,978 thousand, $9,067 thousand and $8,791 thousand in 2011, 2010 and 2009, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $3,725 thousand, $4,060 thousand and $4,283 thousand in 2011, 2010 and 2009, respectively.

Prudential Bank and Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $4,943 thousand, $4,624 thousand and $4,011 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010 the outstanding balances due to Prudential Bank & Trust, FSB were $392 thousand and $395 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Prudential Investment Management Services Inc.

The Company has a service agreement with Prudential Investment Management Services Inc. (“PIMS”), approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $15,743 thousand, $17,110 thousand and $13,863 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, respectively, the outstanding balance receivable from PIMS was $1,164 thousand and $2,543 thousand.

Global Portfolio Strategies Inc.

The Company has a service agreement with Global Portfolio Strategies Inc. (“GPS”), approved in 2009, under which the Company is reimbursed for general and administrative expenses incurred on behalf of GPS. The total charges were $1,730 thousand and $600 thousand for the years ended 2010 and 2009, respectively. GPS had an outstanding balance of $46 thousand with the Company at 2010. Beginning in 2011, costs related to GPS expenses are incurred by Prudential Insurance and reimbursed accordingly.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC dated April 1, 2004 under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of the borrowing.

The outstanding balance was zero for the years ended December 31, 2011 and 2010, respectively. The total interest payable was zero for the years ended December 31, 2011 and 2010, respectively.

Interest expense related to borrowings under this line of credit was zero for the years ended December 31, 2011, 2010 and 2009.

Note Receivable from Affiliate

On October 24, 2005, the Company loaned $25,000 thousand to an affiliate. This loan had an interest rate of 5.04% and a maturity date of October 24, 2010. The total interest receivable was zero at December 31, 2010. The total interest earned by the Company was $1,026 thousand and $1,260 thousand for the years ended December 31, 2010 and 2009, respectively. In October 2010, the note receivable and interest receivable were fully repaid by the affiliate.

Leases

The Company occupies leased office space in many locations under various long-term leases entered into by its Parent. Occupancy expenses allocated to the Company by its Parent were $11,635 thousand, $12,186 thousand and $13,081 thousand for the years ended December 31, 2011, 2010 and 2009, respectively.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of the Company’s Parent of $30,794 thousand and $82,092 thousand as of December 31, 2011 and 2010, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary, of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

The Company records in its consolidated financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $36,369 thousand and $22,425 thousand at December 31, 2011 and 2010, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statement of Financial Position. The Company

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

recorded an affiliated net gain in “Realized investment (losses) gains, net” in the Consolidated Statement of Operations of $1,621 thousand, $1,003 thousand and $494 thousand for the years ended December 31, 2011, 2010 and 2009, respectively. The results of the Edison Place joint venture are consolidated in the consolidated financial statements of Prudential Insurance.

Pruco Reinsurance Limited

As discussed in Notes 2 and 7, during 2008 the Company entered into an automatic coinsurance reinsurance agreement with an affiliate as part of its risk and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed withdrawal benefit associated with certain of the Company’s products. Fees ceded on this agreement, included in “Realized investment (losses) gains, net” on the consolidated financial statements, were $4,084 thousand, $2,466 thousand and $1,545 thousand as of December 31, 2011, 2010 and 2009, respectively. Also, the Company received an expense allowance of $50 thousand, $30 thousand and $19 thousand from Pruco Re in 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, the outstanding balances due from the Company were $395 thousand and $257 thousand, respectively.

The derivative associated with this agreement was an asset of $13,446 thousand as of December 31, 2011 and a liability of $14,512 thousand as of December 31, 2010. The change in the fair value of the derivative was a gain of $27,958 thousand for the year ended December 31, 2011, a loss of $1,254 thousand for the year ended December 31, 2010 and a loss of $55,969 thousand for the year ended December 31, 2009.

Prudential International Insurance Service Company

In the first quarter of 2010, the Company purchased $153,935 thousand of trading account assets from Prudential International Insurance Service Company (“PIISC”). These investments were used to support the Company’s policyholder account balances, as part of its investment program. At December 31, 2010, there was no outstanding payable due from the Company to PIISC. No such purchases were made in 2011.

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $1,600 thousand and $800 thousand in 2011 and 2010, respectively, to Prudential Insurance. At December 31, 2011, the outstanding balance due to the Company is $800 thousand.

In December 2011, the Company sold fixed maturities and commercial mortgage and other loans to Prudential Insurance, with a historical cost of $20,008 thousand, for $20,026 thousand. The resulting $18 thousand difference between historical cost and cash received was recorded as a capital contribution at December 31, 2011.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $507 thousand for the year ended December 31, 2011. As of December 31, 2011 there was no outstanding balance due to Mullin.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

12.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, certain equity securities and certain derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (certain corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities), certain equity securities, certain short-term investments, certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally-developed values to the related assets or liabilities. To the extent the internally-developed valuations are significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and 2010, these over-rides on a net basis were not material.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$43,615	$—	$43,615
Obligations of U.S. states and their political subdivisions	—	9,482	—	9,482
Foreign government bonds	—	57,717	—	57,717
Corporate securities	—	1,656,581	24,562	1,681,143
Asset-backed securities	—	44,497	71,694	116,191
Commercial mortgage-backed securities	—	356,954	12,352	369,306
Residential mortgage-backed securities	—	145,707	782	146,489

Sub-total	—	2,314,553	109,390	2,423,943
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	67,122	9,391	76,513
Obligations of U.S. states and their political subdivisions	—	283,799	—	283,799
Foreign government bonds	—	106,434	—	106,434
Corporate securities	—	10,752,268	108,826	10,861,094
Asset-backed securities	—	1,009,600	357,435	1,367,035
Commercial mortgage-backed securities	—	2,225,229	21,437	2,246,666
Residential mortgage-backed securities	—	1,841,742	2,277	1,844,019
Equity securities	1,133	—	10,509	11,642
All other (1)	684,333	267,108	—	951,441

Sub-total	685,466	16,553,302	509,875	17,748,643
Other trading account assets:
Asset-backed securities	—	3,127	—	3,127

Sub-total	—	3,127	—	3,127
Equity securities, available-for-sale	8	—	1,319	1,327
Other long-term investments	(2,023)	148,405	(3,188)	143,194
Short-term investments	56,397	3,214	—	59,611
Cash equivalents	11,902	—	—	11,902
Other assets	—	—	13,446	13,446

Sub-total excluding separate account assets	751,750	19,022,601	630,842	20,405,193
Separate account assets (2)	25,374,834	11,820,570	830,638	38,026,042

Total assets	$26,126,584	$30,843,171	$1,461,480	$58,431,235

Future policy benefits	$—	$—	$13,446	$13,446

Total liabilities	$—	$—	$13,446	$13,446

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$35,193	$—	$35,193
Obligations of U.S. states and their political subdivisions	—	4,354	—	4,354
Foreign government bonds	—	34,944	—	34,944
Corporate securities	—	1,630,440	29,599	1,660,039
Asset-backed securities	—	53,711	88,738	142,449
Commercial mortgage-backed securities	—	368,074	357	368,431
Residential mortgage-backed securities	—	136,795	1,674	138,469

Sub-total	—	2,263,511	120,368	2,383,879
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	178,267	—	178,267
Obligations of U.S. states and their political subdivisions	—	181,669	—	181,669
Foreign government bonds	—	100,802	—	100,802
Corporate securities	—	9,923,764	82,184	10,005,948
Asset-backed securities	—	804,090	225,984	1,030,074
Commercial mortgage-backed securities	—	2,401,973	4,936	2,406,909
Residential mortgage-backed securities	—	1,344,626	18,290	1,362,916
Equity securities	1,591	67,454	4,372	73,417
All other (1)	606,284	90,779	—	697,063

Sub-total	607,875	15,093,424	335,766	16,037,065
Other trading account assets:
Asset-backed securities	—	3,135	—	3,135

Sub-total	—	3,135	—	3,135
Equity securities, available-for-sale	35	—	3,633	3,668
Other long-term investments	(2,892)	140,149	(6,017)	131,240
Short-term investments	50,961	177	—	51,138
Cash equivalents	18,482	6,867	—	25,349
Other assets	—	—	(14,512)	(14,512)

Sub-total excluding separate account assets	674,461	17,507,263	439,238	18,620,962
Separate account assets (2)	28,301,229	12,004,706	505,289	40,811,224

Total assets	$28,975,690	$29,511,969	$944,527	$59,432,186

Future policy benefits	$—	$—	$(14,512)	$(14,512)

Total liabilities	$—	$—	$(14,512)	$(14,512)

(1)	Represents short-term investments and cash equivalents.
(2)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk associated with these assets is primarily borne by our customers and policyholders.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and the vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities”.

Equity Securities – consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair values of perpetual preferred stock are classified as Level 3.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Instruments - Derivatives are recorded at fair value within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures consist of treasury futures. Exchange-traded futures are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, single name credit default swaps and to-be-announced or (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Future Policy Benefits – consist of an affiliated agreement, which covers the reinsurance of the GMWB feature of certain of the Company’s products. The fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, plus an adjustment to incorporate the market’s perception of non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models calculate a risk neutral valuation and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. As a result, they are reported in the Level 3 hierarchy.

Transfers between Levels 1 and 2—Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made to the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Account assets are classified as Level 2.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When an adjustment is not made, they are classified as Level 1. This type of adjustment was not made at December 31, 2011 or at December 31, 2010. This adjustment was made at December 31, 2009, as a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011:

	Year Ended December 31, 2011
	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities
	(in thousands)
Fair Value, beginning of period	$29,599	$88,738	$357	$1,674
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2,142)	1,536	47	—
Asset management fees and other income	—	—	—	—
Included in other comprehensive income (loss)	38	(6,503)	66	(46)
Net investment income	133	6,860	45	(23)
Purchases	858	4,993	—	—
Sales	(1,376)	(15,598)	—	—
Issuances	926	—	—	—
Settlements	(1,882)	(3,929)	(191)	(210)
Other (1)	—	614	—	(613)
Transfers into Level 3 (2)	2,345	—	12,028	—
Transfers out of Level 3 (2)	(3,937)	(5,017)	—	—

Fair Value, end of period	$24,562	$71,694	$12,352	$782

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(867)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(690)	$(6,320)	$123	$(51)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Trading Account Asset Supporting Insurance Liabilities- U.S. Government Authorities	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset-Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in thousands)
Fair Value, beginning of period	$—	$82,184	$225,984	$4,936	$18,290	$4,372
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—	—
Asset management fees and other income	(9)	5,662	350	38	(81)	(6,170)
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	—	(127)	3,133	273	(22)	—
Purchases	9,400	71,947	304,995	10,039	—	4,592
Sales	—	(11,412)	(23,443)	—	—	(44,739)
Issuances	—	801	—	—	—	—
Settlements	—	(38,870)	(96,553)	(2,604)	(652)	(15,000)
Other (1)	—	—	15,258	—	(15,258)	—
Transfers into Level 3 (2)	—	42,516	—	18,793	—	67,454
Transfers out of Level 3 (2)	—	(43,875)	(72,289)	(10,038)	—	—

Fair Value, end of period	$9,391	$108,826	$357,435	$21,437	$2,277	$10,509

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$(9)	$3,565	$(711)	$168	$(103)	$(8,208)
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$3,633	$(6,017)	$(14,512)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(3,965)	2,829	22,123
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	3,189	—	—
Net investment income	—	—	—
Purchases	1,071	—	4,435
Sales	(2,608)	—	—
Issuances	—	—	—
Settlements	—	—	1,400
Other (1)	(1)	—	—
Transfers into Level 3 (2)	—	—	—
Transfers out of Level 3 (2)	—	—	—

Fair Value, end of period	$1,319	$(3,188)	$13,446

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(4,106)	$2,527	$22,123
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$3,329	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Separate Account Assets(4)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$505,289	$14,512
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(22,123)
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	49,280	—
Included in other comprehensive income (loss)	—	—
Net investment income	1,528	—
Purchases	309,044	(4,435)
Sales	(160,704)	—
Issuances	21	—
Settlements	(54,183)	(1,400)
Other (1)	—	—
Transfers into Level 3 (2)	379,994	—
Transfers out of Level 3 (2)	(199,631)	—

Fair Value, end of period	$830,638	$(13,446)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(22,123)
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$39,220	$—

(1)	Other includes reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – As part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker dealer quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Trading Account Assets Supporting Insurance Liabilities – Equity Securities. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within the valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities
	(in thousands)
Fair Value, beginning of period	$25,452	$73,840	$328	$1,934
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	191	(128)	—	—
Asset management fees and other income	—	—	—	—
Included in other comprehensive income (loss)	1,307	(1,096)	244	121
Net investment income	69	7,142	1	—
Purchases, sales, issuances and settlements	(15,334)	14,613	(72)	(381)
Transfers into Level 3 (1)	18,182	—	2,787	—
Transfers out of Level 3 (1)	(268)	(5,633)	(2,931)	—

Fair Value, end of period	$29,599	$88,738	$357	$1,674

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$(18)	$—	$—
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$919	$(1,090)	$244	$121

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in thousands)
Fair Value, beginning of period	$83,352	$281,371	$4,709	$20,126	$3,238
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—
Asset management fees and other income	(1,133)	1,305	2,941	637	2,057
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	1,234	625	(1)	—	—
Purchases, sales, issuances and settlements	(36,008)	184,310	(1,110)	(2,473)	(923)
Transfers into Level 3 (1)	71,548	9,090	30,853	—	—
Transfers out of Level 3 (1)	(36,809)	(250,717)	(32,456)	—	—

Fair Value, end of period	$82,184	$225,984	$4,936	$18,290	$4,372

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Asset management fees and other income	$(3,288)	$998	$4,688	$637	$1,943
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$985	$6,803	$(2,021)	$(13,258)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	223	(3,996)	(3,966)
Asset management fees and other income	15	—	—	—
Included in other comprehensive income (loss)	—	(2,986)	—	—
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(1,000)	(407)	—	2,712
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—

Fair Value, end of period	$—	$3,633	$(6,017)	$(14,512)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(4,612)	$(3,966)
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$(2,985)	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Separate Account Assets(3)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$261,093	$13,258
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	3,966
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	36,410	—
Included in other comprehensive income (loss)	—	—
Net investment income	3,179	—
Purchases, sales, issuances and settlements	145,945	(2,712)
Transfers into Level 3 (1)	98,022	—
Transfers out of Level 3 (1)	(39,360)	—

Fair Value, end of period	$505,289	$14,512

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$3,966
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$25,039	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers—Transfers out of Level 3 for Fixed Maturities Available-for-Sale—Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities—Asset-Backed Securities include $5,632 thousand and $221,860 thousand, respectively, for December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds
	(in thousands)
Fair Value, beginning of period	$7,688	$54,160	$462	$2,228	$—
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,819)	(15,011)	—	(3)	—
Asset management fees and other income	—	—	—	—	(2)
Included in other comprehensive income (loss)	2,845	28,709	(66)	275	—
Net investment income	25	4,289	(2)	(2)	—
Purchases, sales, issuances and settlements	(4,885)	524	(66)	(564)	12,000
Transfers into Level 3 (1)	29,401	4,167	—	—	—
Transfers out of Level 3 (1)	(7,803)	(2,998)	—	—	(11,998)

Fair Value, end of period	$25,452	$73,840	$328	$1,934	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$(1,949)	$(14,711)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$(2)
Included in other comprehensive income (loss)	$2,151	$28,709	$(67)	$275	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in thousands)
Fair Value, beginning of period	$74,714	$34,975	$6,416	$28,424	$652
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(3,233)	—	—	—
Asset management fees and other income	20,489	62,158	(646)	2,918	1,720
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	1,585	(91)	(44)	(56)	—
Purchases, sales, issuances and settlements	(71,799)	(65,873)	(1,017)	(4,119)	866
Transfers into Level 3 (1)	229,114	266,655	—	2	—
Transfers out of Level 3 (1)	(170,751)	(13,220)	—	(7,043)	—

Fair Value, end of period	$83,352	$281,371	$4,709	$20,126	$3,238

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Asset management fees and other income	$16,416	$47,394	$(646)	$2,941	$1,720
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$907	$—	$1,722	$(5,138)	$42,711
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(250)	5,075	(57,724)
Asset management fees and other income	—	78	—	—	—
Included in other comprehensive income (loss)	—	—	4,626	—	—
Net investment income	—	—	—	—	—
Purchases, sales, issuances and settlements	(907)	907	705	—	1,755
Transfers into Level 3 (1)	—	—	—	(1,958)	—
Transfers out of Level 3 (1)	—	—	—	—	—

Fair Value, end of period	$—	$985	$6,803	$(2,021)	$(13,258)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(250)	$5,076	$(55,617)
Asset management fees and other income	$—	$78	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$4,626	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Separate Account Assets(3)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$342,397	$(42,711)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	57,724
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	(24,408)	—
Included in other comprehensive income (loss)	—	—
Net investment income	2,867	—
Purchases, sales, issuances and settlements	(47,024)	(1,755)
Transfers into Level 3 (1)	25,216	—
Transfers out of Level 3 (1)	(37,955)	—

Fair Value, end of period	$261,093	$13,258

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$—	$55,617
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$(46,964)	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers—Transfers into Level 3 for Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $187.5 million of transfers that occurred during the second quarter of 2009, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities as well as Fixed Maturities Available-for-Sale – Corporate Securities included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

In addition to the sub-prime securities mentioned above, transfers into Level 3 for Trading Account Assets Supporting Insurance Liabilities - Asset-Backed Securities as well as Trading Account Assets Supporting Insurance Liabilities - Corporate Securities include transfers in due to the use of unobservable inputs within the valuation methodologies and broker quotes (that could not be validated), when previously information from third party pricing services (that could be validated) was utilized. The transfers out of Level 3 for Trading Account Assets Supporting Insurance Liabilities - Foreign Government, Trading Account Assets Supporting Insurance Liabilities – Corporate Securities, Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities, and Trading Account Assets Supporting Insurance Liabilities – Mortgage-Backed Securities were due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2009 was $12,739 thousand. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives, as well as the derivative associated with the reinsurance contract, which are recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Other long-term investments” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.” The amounts in the Hierarchy Level columns below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact is reflected in the netting column below, as well as in the Consolidated Statement of Financial Position.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$1,295	$324,014	$—	$—	$325,309
Currency	—	11	—	—	11
Credit	—	2,905	124	—	3,029
Currency/Interest Rate	—	32,327	—	—	32,327
Equity	—	136	—	—	136
Netting(1)	—	—	—	(217,619)	(217,619)

Total derivative assets	$1,295	$359,393	$124	$(217,619)	$143,193

Derivative liabilities:
Interest Rate	$3,318	$179,146	$3,312	$—	$185,776
Currency	—	35	—	—	35
Credit	—	8,050	—	—	8,050
Currency/Interest Rate	—	23,758	—	—	23,758
Equity	—	—	—	—	—
Netting(1)	—	—	—	(217,619)	(217,619)

Total derivative liabilities	$3,318	$210,989	$3,312	$(217,619)	$—

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$3,478	$268,621	$—	$—	$272,099
Currency	—	—	—	—	—
Credit	—	2,428	—	—	2,428
Currency/Interest Rate	—	13,829	—	—	13,829
Equity	—	115	—	—	115
Netting(1)	—	—	—	(157,231)	(157,231)

Total derivative assets	$3,478	$284,993	$—	$(157,231)	$131,240

Derivative liabilities:
Interest Rate	$6,370	$102,574	$6,017	$—	$114,961
Currency	—	134	—	—	134
Credit	—	12,143	—	—	12,143
Currency/Interest Rate	—	29,993	—	—	29,993
Equity	—	—	—	—	—
Netting(1)	—	—	—	(157,231)	(157,231)

Total derivative liabilities	$6,370	$144,844	$6,017	$(157,231)	$—

(1)	“Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the twelve months ended December 31, 2011 and 2010, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011 and 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Liabilities - Credit
	(in thousands)		(in thousands)
Fair Value, beginning of period	$—	$(6,017)	$7	$(1,957)	$(71)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	124	2,705	(7)	(4,060)	71
Asset management fees and other income	—	—	—	—	—
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3 (1)	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—

Fair Value, end of period	$124	$(3,312)	$—	$(6,017)	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$294	$2,436	$—	$(4,612)	$—
Asset management fees and other income	$—	$—	$—	$—	$—

(1)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $4,325 thousand of gains being recorded for the year ended December 31, 2011 on certain commercial mortgage and other loans. The carrying value of these loans as of December 31, 2011 was $14,144 thousand. Losses on commercial mortgage and other loans of $2,925 thousand and $17,841 thousand were recorded for the years ended December 31, 2010 and 2009, respectively. The adjustments were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral. The inputs utilized for these valuations are pricing indicators from the whole loan market, which the Company considers its principal market for these loans.

Impairments of zero, zero and $3,782 thousand were recorded for the years ended December 31, 2011, 2010 and 2009, respectively, on certain equity and cost method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, cash collateral for loaned securities, and line of credit with affiliate, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 13 for a discussion of derivative instruments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Commercial mortgage and other loans	$4,170,348	$4,482,326	$4,273,915	$4,460,714
Policyholders’ account balances - investment contracts	$21,690,507	$21,841,408	$20,373,355	$20,460,038

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below, for those amounts that are material.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for appropriate credit spread. The credit spreads, a significant component of the pricing input, are based on internally-developed methodology which takes into account, among other factors, credit quality of the loans, property type of the collateral, competitive pricing feedback and market indicators.

The fair value of certain commercial mortgage and other loans, for which a discounted cash flow model is not appropriate, is based on internally-developed values that incorporate various factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality risk) are reflected in the table above. For guaranteed investment contracts, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

13.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Foreign Exchange Contracts

Currency derivatives, including currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment (losses) gains, net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment (losses) gains, net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying, as well as the derivative associated with the reinsurance contract. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

held with the same counterparty. This netting impact results in total derivative assets of $143,193 thousand and $131,240 thousand as of December 31, 2011 and 2010, respectively, and total derivative liabilities of zero and zero as of December 31, 2011 and 2010, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2011			December 31, 2010
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Primary Underlying/Instrument Type	(in thousands)			(in thousands)
Qualifying Hedges:
Currency/Interest Rate
Foreign Currency Swaps	$7,402	$172	$—	$2,941	$161	$—

Total Qualifying Hedges	$7,402	$172	$—	$2,941	$161	$—

Non-Qualifying Hedges
Interest Rate
Interest Rate Swaps	$4,954,427	$324,014	$(182,458)	$4,942,222	$268,383	$(108,478)
Interest Rate Futures	2,016,900	1,295	(3,318)	1,851,600	3,478	(6,370)
Interest Rate Forwards	—	—	—	93,500	238	(113)
Foreign Currency
Foreign Currency Forwards	5,797	11	(35)	6,547	—	(134)
Currency/Interest Rate
Foreign Currency Swaps	813,724	32,155	(23,758)	528,569	13,668	(29,993)
Credit
Credit Default Swaps	226,700	3,029	(8,050)	161,500	2,428	(12,143)
Equity
Equity Options	944	136	—	943	115	—

Total Non-Qualifying Hedges	$8,018,492	$360,640	$(217,619)	$7,584,881	$288,310	$(157,231)

Total Derivatives (1)	$8,025,894	$360,812	$(217,619)	$7,587,822	$288,471	$(157,231)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives, included in “Fixed maturities, available-for-sale, at fair value” and “Future policy benefits” was a liability of ($7,884) and a liability of ($13,446) at December 31, 2011 and a liability of ($6,649) and an asset of $14,512 at December 31, 2010, respectively. Also excludes the derivative associated with the reinsurance contract. The fair value of this derivative, included in “Other assets” was an asset of $13,446 at December 31, 2011 and a liability of ($14,512) at December 31, 2010, respectively.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are interest rate swaps and currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate	$—	$(15)	$3	$—	$76

Total cash flow hedges	—	(15)	3	—	76

Non-Qualifying Hedges
Interest Rate	(110,735)	—	—	—	—
Currency	19	—	—	—	—
Currency/Interest Rate	24,515	—	159	—	—
Credit	1,336	—	—	—	—
Equity	21	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	81	—	—	—	—

Total non-qualifying hedges	(84,763)	—	159	—	—

Total	$(84,763)	$(15)	$162	$—	$76

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate	$198	$23	$8	$—	$368

Total cash flow hedges	198	23	8	—	368

Non-Qualifying Hedges
Interest Rate	104,473	—	—	—	—
Currency	529	—	—	—	—
Currency/Interest Rate	18,289	—	—	—	—
Credit	(10,927)	—	—	—	—
Equity	(28)	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	3,084	—	—	—	—

Total non-qualifying hedges	115,420	—	—	—	—

Total	$115,618	$23	$8	$—	$368

	Year Ended December 31, 2009
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate	$(1,625)	$—	$—	$—	$—

Total cash flow hedges	(1,625)	—	—	—	—

Non-Qualifying Hedges
Interest Rate	(64,747)	—	—	—	—
Currency	(282)	—	—	—	—
Currency/Interest Rate	(18,659)	—	—	—	—
Credit	(10,807)	—	—	—	—
Equity	142	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	5,536	—	—	—	—

Total non-qualifying hedges	(88,817)	—	—	—	—

Total	$(90,442)	$—	$—	$—	$—

(1)	Amounts deferred in Consolidated Statement of Stockholder’s Equity

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

For the years ended December 31, 2011, 2010 and 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income” before taxes:

(in thousands)
Balance, December 31, 2008	$(270)
Net deferred gains on cash flow hedges from January 1 to December 31, 2009	—
Amount reclassified into current period earnings	—

Balance, December 31, 2009	(270)
Net deferred gains on cash flow hedges from January 1 to December 31, 2010	597
Amount reclassified into current period earnings	(229)

Balance, December 31, 2010	98
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	64
Amount reclassified into current period earnings	12

Balance, December 31, 2011	$174

Using December 31, 2011 values, it is anticipated that a pre-tax gain of approximately $5 thousand will be reclassified from “Accumulated other comprehensive income” to earnings during the subsequent twelve months ending December 31, 2012, offset by amounts pertaining to the hedged items. As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing consolidated financial instruments. The maximum length of time for which these variable cash flows are hedged is 8 years. Income amounts deferred in “Accumulated other comprehensive income” as a result of cash flow hedges are included in “Change in net unrealized investment gains” in the Consolidated Statements of Stockholder’s Equity.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives generally have maturities of less than 9 years. The table excludes embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credit, as of the dates indicated.

		December 31, 2011		December 31, 2010
NAIC		First to Default Basket (1)		First to Default Basket (1)
Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value
(in thousands)
1	Aaa, Aa, A	$70,000	$124	$—	$—
2	Baa	—	—	—	—

	Subtotal Investment Grade	70,000	124	—	—
3	Ba	—	—	—	—
4	B	—	—	—	—
5	C and lower	—	—	—	—
6	In or near default	—	—	—	—

	Subtotal Below Investment Grade	—	—	—	—

Total		$70,000	$124	$—	$—

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholder’s Equity under the heading “Accumulated other comprehensive income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment (losses) gains, net.” The Company’s maximum exposure to loss from these investments was $32,855 thousand and $35,614 thousand at December 31, 2011 and 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and 2010, the Company had $156,700 thousand and $161,500 thousand of outstanding notional amounts, respectively, reported at fair value as a liability of $5,144 thousand and a liability of $9,715 thousand, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

14.	DEBT

In March 2009, the State of Connecticut provided a $4,600 thousand loan to the Company at a below-market fixed interest rate of 1%, to promote economic development; this amount was recorded in “Other liabilities” in the Consolidated Statements of Financial Position. This interest rate was based in part on the fact that an unlimited guaranty is being provided by Prudential Financial, and the Company obtained a standby letter of credit in the amount of $4,945 thousand as collateral for the loan. A debt discount was recorded for the difference between the loan proceeds and the fair value of the debt as of the date of issuance based on the market interest rate. The Company paid off the loan in full, including interest, in October 2010. Total interest expense was $34 thousand and $37 thousand for the years ended December 31, 2010 and 2009. The letter of credit was reduced to $345 thousand in 2011.

The Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2011, the Company had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits the Company to pledge up to $2,600 million in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from the CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2011 and 2010, the Company had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1,221 million and $1,056 million, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

15.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

Commercial Mortgage and Other Loan Commitments

As of December 31, 2011
(in thousands)
Total outstanding commercial mortgage and other loan commitments	$115,935

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)

As of December 31, 2011
(in thousands)
Expected to be funded from the general account and other operations outside the separate accounts	$227,798
Expected to be funded from the separate accounts	40,161
Portion of separate account commitments with recourse to the Company	—

Credit Derivatives Written

As discussed further in Note 13, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2011, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flow for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Litigation and Regulatory Matters

The Company may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. The Company believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

State Street Global Advisors

In October 2007, the Company filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in the Company’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of the Company, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which the Company believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while the Company pursues these remedies, the Company implemented a process under which affected plan clients that authorized the Company to proceed on their behalf have received payments from funds provided by the Company for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid the Company, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to the Company does not resolve any claims the Company has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, the Company moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on the Company’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part the Company’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to the Company’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that the Company did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on the Company’s requests for pre-judgment interest and attorney’s fees.

Unclaimed Property Settlement

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

PART C

OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)

Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) and the Financial Statements of the PRIAC Variable Contract Account A (Registrant) as of December 31, 2011 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	EXHIBITS

(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2)

(2)	N/A

(3)	Distribution Agreement between Prudential Investment Management Services, Inc. (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2)

(4)	(a) Form of the Variable Annuity Contract (IRA). (Note 4)

(b) Form of the Variable Annuity Contract (Non-IRA). (Note 4)

(c) Form of Active Life Certificate (IRA). (Note 4)

(5)	(a) Application form for the Contract (IRA). (Note 4)

(b) Application form for the Contract (Non-IRA). (Note 4)

(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. (Note 2)

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. (Note 4)

(7)	(a) Contract of reinsurance in connection with variable annuity contract. (Note 4)

(b) Amendment to Contract of Reinsurance, dated June 16, 2008. (Note 4)

(8)	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

(a) Fund Participation Agreement (AST). (Note 2)

(b) Amendment to Fund Participation Agreement (AST). (Note 5)

(c) Amendment to Fund Participation Agreement (AST). (Note 6)

(d) Fund Participation Agreement (Prudential Asset Allocation Fund). (Note 4)

(e) Amendment to Fund Participation Agreement (Prudential Asset Allocation Fund). (Note 5)

(f) Trust Agreement. (Note 3)

(g) Defined Contribution Clearance and Settlement Agreement (The Vanguard Group, Inc.). (Note 6)

(h) Addendum to Defined Contribution Clearance and Settlement Agreement (The Vanguard Group, Inc.). (Note 1)

(9)	Consent and Opinion of Adam Scaramella, Vice President and Corporate Counsel, as to legality of the securities being registered. (Note 6)

(10)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(11)	N/A

(12)	N/A

(13)	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, Bernard J. Jacob, John J. Kalamarides, James M. O’Connor, George P. Waldeck, Scott G. Sleyster and Robert McLaughlin. (Note 1)

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement No. 333-145632, filed November 13, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 4	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed May 4, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 5	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement No. 333-162553, filed April 26, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 6	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Director and President

Michael J. Brandt 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Financial Officer

Bernard J. Jacob 751 Broad Street Newark, NJ 07102-3714	Director

John J. Kalamarides 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

James M. O’Connor 200 Wood Avenue South Iselin, NJ 08830-2706	Director, Senior Vice President and Chief Actuary

Scott G. Sleyster 2 Gateway CTR Newark, NJ 07102-5005	Director and Executive Vice President

George P. Waldeck 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

Timothy L. Schmidt 2 Gateway CTR Newark, NJ 07102-5005	Senior Vice President

Robert H. Tyndall 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President

Robert L. Falzon 751 Broad Street Newark, NJ 07102-3714	Treasurer

Craig R. Gardner 2 Gateway CTR Newark, NJ 07102-5005	Senior Investment Risk Officer

Richard R. Hrabchak 2 Gateway CTR Newark, NJ 07102-5005	Chief Investment Officer and Vice President

Robert McLaughlin 280 Trumbull Street Hartford, CT 06103-3509	Controller and Vice President

Stephen E. Wieler 200 Wood Avenue South Iselin, NJ 08830-2706	Secretary

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT –

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.

PRIAC may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 24, 2012, the text of which is hereby incorporated by reference.

ITEM 27.	NUMBER OF CONTRACT OWNERS

As of January 31, 2012, there were 45 owners of qualified Contracts and 0 owners of nonqualified Contracts offered by the Registrant under the Prudential Retirement Security Annuity IV. As of January 31, 2012, there were no owners of Contracts issued by the Registrant under the Prudential Retirement Security Annuity V.

ITEM 28.	INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Prudential Retirement Insurance and Annuity Company (“PRIAC”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Section 33-771 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.	PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor and principal underwriter for the Prudential Investments and Target families of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract G1-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER

Judy A. Rice	President and Chief Executive Officer

Scott E. Benjamin	Executive Vice President

Lori L. High 80 Livingston Avenue Roseland, NJ 07068-1752	Executive Vice President

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Executive Vice President

Gary F. Neubeck 2 Gateway Center Newark, NJ 07102-5005	Executive Vice President

Joanne M. Accurso – Soto	Senior Vice President

Peter J. Boland	Senior Vice President and Chief Operating Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Michael J. King 751 Broad Street Newark, NJ 07102-3714	Senior Vice President, Secretary and Chief Legal Officer

Michael J. McQuade	Senior Vice President, Comptroller and Chief Financial Officer

John L. Bronson 751 Broad Street Newark, NJ 07102-3714	Vice President and Deputy Chief Legal Officer

Richard W. Kinville 751 Broad Street Newark, NJ 07102-3714	Vice President and Anti-Money Laundering Officer

*	The address of each person named is Three Gateway Center, Newark, NJ 07102, unless otherwise noted above.

(c)	Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services, LLC	$-0-	$-0-	$-0-	$-0-

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated there under are maintained by the Registrant through PRIAC at the following addresses:

Prudential Retirement Insurance and Annuity Company

280 Trumbull Street

Hartford, CT 06103

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, NJ 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

80 Livingston Avenue

Roseland, NJ 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Aon Hewitt

Half Day Road

Lincolnshire, IL 60069-3242

ITEM 31.	MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

ITEM 32.	UNDERTAKINGS

(a)

Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)

Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PRIAC Variable Contract Account A, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this Registration Statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Hartford, and the State of Connecticut, on this 13th day of April 2012.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, INSTITUTIONAL INCOME, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (Depositor)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY
VICE PRESIDENT, INSTITUTIONAL INCOME, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE

*
CHRISTINE C. MARCKS
PRESIDENT AND DIRECTOR

*
MICHAEL J. BRANDT
CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT AND DIRECTOR

*
BERNARD J. JACOB
DIRECTOR

*
JOHN J. KALAMARIDES
SENIOR VICE PRESIDENT AND DIRECTOR

*
JAMES M. O’CONNOR
SENIOR VICE PRESIDENT, CHIEF ACTUARY AND DIRECTOR

SIGNATURE AND TITLE

*
GEORGE P. WALDECK
SENIOR VICE PRESIDENT AND DIRECTOR

*
SCOTT G. SLEYSTER
EXECUTIVE VICE PRESIDENT AND DIRECTOR

*
ROBERT MCLAUGHLIN
CONTROLLER AND VICE PRESIDENT

*BY:	/s/ C. Christopher Sprague
C. CHRISTOPHER SPRAGUE
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

8(h)	Addendum to Defined Contribution Clearance and Settlement Agreement (The Vanguard Group, Inc.)

10	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

13	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, Bernard J. Jacob, John J. Kalamarides, James M. O’Connor, George P. Waldeck, Scott G. Sleyster and Robert McLaughlin.